ANNUAL REPORT OCTOBER 31, 2002

JPMORGAN FUNDS

[GRAPHIC]

SPECIALTY FUNDS

MARKET NEUTRAL FUND

FOCUS FUND

GLOBAL 50 FUND

GLOBAL HEALTHCARE FUND

H&Q TECHNOLOGY FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

President's Letter                               1

Fund Commentaries:
   Market Neutral Fund                           3

   Focus Fund                                    7

   Global 50 Fund                               10

   Global Healthcare Fund                       13

   H&Q Technology Fund                          16

Portfolio of Investments                        19

Financial Statements                            45

Notes to Financial Statements                   51

Financial Highlights                            71

HIGHLIGHTS

- Sharp declines through summer months.

- Difficult environment for corporate profits.

- International equities outperform U.S equities.

- Corporate spending is key.

NOT FDIC INSURED              May lose value / No bank guarantee

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN SPECIALTY FUNDS

PRESIDENT'S LETTER                                             NOVEMBER 25, 2002

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Specialty Funds. Inside, you'll find information detailing the performance of each Fund for the year ended October 31, 2002, along with a report from the Portfolio Managers.

WEAK ECONOMIC GROWTH HURTS EQUITY PRICES

Both U.S. and international equity markets experienced extreme volatility in the year ended October 31, 2002. Initially, markets rallied with relief that the terrorist attacks of September 11th had not dealt a devastating blow to an already weak U.S. economy. Indeed, U.S. economic growth was stronger than expected during the first few months of 2002, fuelled by a combination of inventory restocking and consumer spending. However, equity markets everywhere fell swiftly during the summer, as corporate profits disappointed and the U.S. economy weakened.

From a macro economic perspective, growth was lackluster across most of the globe, and companies had little pricing power. Consumer spending and the service sector were the chief sources of demand, with capital expenditure remaining weak. Consequently, this was a difficult environment for companies to sustain profits.

The main motor of global demand was the U.S. consumer. Encouraged by historically low interest rates, U.S. homeowners refinanced their mortgages and spent the proceeds on areas such as home improvements and electronic goods.

All major markets fell during the 12 months. While the S&P 500 Index fell 15.1% in the period, the MSCI All Country World Free (ex-U.S.) Index declined by a lesser 10.9%. Internationally, Europe and Japan were the worst performing major markets. By contrast, the smaller Asian markets stood out as relatively sound performers, with smaller losses thanks to a combination of continued economic growth, improving corporate returns and low valuations.

DIFFICULT ENVIRONMENT FOR STOCK SELECTION

This was a difficult environment for our style of equity research and stock selection. Much of our investment strategy focuses on identifying companies with superior long-term earnings prospects. In the nervous markets of 2002, investors were fixated by short-term considerations, resulting in stocks with strong defensive considerations tending to be preferred over all others.

OUTLOOK

We believe that for the market to move forward, there need to be clear signs of a material revival in corporate spending. At present there are some signs, but the strength of these is not yet clear. For now, consumer spending continues to support U.S. growth, thanks to mortgage refinancing driven by historically low interest rates. Issues of corporate malpractice continue to overhang equities, as does the prospect of war in Iraq.

Given reasonable equity valuations and that the Federal Funds rate was cut 50 basis points on November 5th, we are cautiously optimistic about the market's prospects going forward.

FUND FAMILY UPDATE

On October 23, 2002, the Board of Trustees approved management's proposal to merge the JPMorgan Focus Fund (the "Target Fund") into the JPMorgan U.S. Equity Fund. The Board of Trustees also approved management's proposal to merge the JPMorgan H&Q Technology Fund (the "Target Fund") into the JPMorgan Capital Growth Fund. Each proposed merger is contingent upon approval from the Target Fund's shareholders. If approved, the mergers are expected to occur on or about March 31, 2003. Shareholders of record as November 21, 2002 will receive an important package about these proposals shortly. We encourage you to review the material carefully and as a valued shareholder cast your vote.

Sincerely yours,

/s/ George C. W. Gatch

George C. W. Gatch
President
JPMorgan Funds

JPMORGAN MARKET NEUTRAL FUND
As of October 31, 2002

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Market Neutral Fund, which seeks long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing, fell 4.0% (Institutional shares) during the year ended October 31, 2002. This compares with a rise of 1.9% for the Merrill Lynch 3-Month U.S. Treasury Bill Index.

Q: WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A: During the reporting period, the market was characterized by risk-aversion resulting from a confluence of factors including concerns over corporate malfeasance, uncertainty with regards to an economic recovery and geopolitical risks. Within that context, our valuation based approach, focused on ranking companies from most to least attractive based on fundamentals and longer-term earnings power, faced a headwind. At the stock level, the Fund benefited significantly from short positions in AES and Calpine, two utility stocks coming under severe pressure over concerns around wholesale energy trading practices and their liquidity positions. Additionally, a long position in Tribune, a media and entertainment conglomerate, contributed positively to performance as the stock benefited from the company's advertising exposure at the Olympics early in the year and the political races later in the year.

Alternatively, performance suffered most notably due to a long position in Tyco International. Shares of the industrial conglomerate suffered first amidst accounting and liquidity concerns and then fell as criminal charges were brought against three of the company's senior officers. At present, we are maintaining a moderately sized long position in Tyco stock as new management has shown solid decision-making and we continue to believe that the company is attractively priced relative to the value of its underlying businesses.

Q: HOW WAS THE FUND MANAGED?

A: As always, the Fund was managed in a sector and style neutral manner with a focus on stock selection as the driver of excess returns. Within sectors, long positions were taken in companies with solid longer-term earnings power and growth potential. Short positions, on the other hand, were centered on companies with unimpressive relative cash flow prospects and unattractive valuations.

Q: WHAT IS THE OUTLOOK?

A: With intra-sector valuations among stocks at historically wide levels, we believe there are considerable investment opportunities for our strategy. As investment horizons lengthen and investors once again focus on longer-term earnings power and fundamentals, we are confident that the pent-up value in a number of our long and short positions will be realized.

                                   (UNAUDITED)

JPMORGAN MARKET NEUTRAL FUND (LONG)
As of October 31, 2002

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                           27.3%
Consumer Goods & Services                     19.7%
Industrial Products & Services                10.3%
Technology                                     9.5%
Energy                                         9.5%
Utilities                                      8.9%
Short-term Investments                         5.0%
Pharmaceuticals                                3.6%
REITs                                          3.5%
Health Services & Systems                      1.5%
Telecommunications                             1.2%

TOP TEN EQUITY LONG POSITIONS OF THE PORTFOLIO

 1. AMBAC FINANCIAL GROUP, INC. (2.3%)

 2. THE ALLSTATE CORP. (2.3%)

 3. TRIBUNE CO. (2.1%)

 4. PROCTER & GAMBLE CO. (2.0%)

 5. CONOCOPHILLIPS (1.7%)

 6. CITIGROUP, INC. (1.7%)

 7. THE GILLETTE CO. (1.6%)

 8. UNITED TECHNOLOGIES CORP. (1.5%)

 9. TORCHMARK CORP. (1.4%)

10. PPG INDUSTRIES, INC. (1.3%)

TOP 10 EQUITY LONG POSITIONS COMPRISED 17.9% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($3,622 IN THOUSANDS). AS OF OCTOBER 31, 2002 THE FUND HELD 186 EQUITY LONG POSITIONS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

                                   (UNAUDITED)

                                            JPMORGAN MARKET NEUTRAL FUND (SHORT)
                                                          As of October 31, 2002

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                           27.9%
Consumer Goods & Services                     20.9%
Industrial Products & Services                10.9%
Technology                                     9.7%
Energy                                         9.5%
Utilities                                      9.0%
Pharmaceuticals                                3.9%
REITs                                          3.8%
Health Services & Systems                      2.7%
Telecommunications                             1.7%

TOP TEN EQUITY SHORT POSITIONS OF THE PORTFOLIO

 1. MARKEL CORP. (2.3%)

 2. ANHEUSER- BUSCH COMPANIES, INC. (2.0%)

 3. BURLINGTON RESOURCES, INC. (1.9%)

 4. CINCINNATI FINANCIAL CORP. (1.7%)

 5. NEWELL RUBBERMAID, INC. (1.6%)

 6. LEHMAN BROTHERS HOLDINGS, INC. (1.6%)

 7. DU PONT (E.I) DE NEMOURS & CO. (1.4%)

 8. DUKE ENERGY CORP. (1.4%)

 9. CINERGY CORP. (1.3%)

10. M&T BANK CORP. (1.3%)

TOP 10 EQUITY SHORT POSITIONS COMPRISED 16.5% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($3,179 IN THOUSANDS). AS OF OCTOBER 31, 2002 THE FUND HELD 186 EQUITY SHORT POSITIONS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

                                    (UNAUDITED)

JPMORGAN MARKET NEUTRAL FUND
As of October 31, 2002

AVERAGE ANNUAL TOTAL RETURNS

                                                     SINCE INCEPTION
                          1 YEAR         3 YEARS        (12/31/98)
--------------------------------------------------------------------
Class A Shares
  Without Sales Charge    (4.12%)          2.92%          2.59%
  With Sales Charge*      (9.65%)          0.90%          1.01%
--------------------------------------------------------------------
Class B Shares
  Without CDSC            (4.43%)          2.81%          2.50%
  With CDSC**             (9.08%)          1.92%          1.82%
--------------------------------------------------------------------
Institutional Shares      (3.97%)          2.95%          2.62%
--------------------------------------------------------------------

[CHART]

LIFE OF FUND PERFORMANCE (12/31/98 TO 10/31/02)

                      JPMORGAN MARKET                   MERRILL LYNCH 3-MONTH
            NEUTRAL FUND (INSTITUTIONAL SHARES)       U.S. TREASURY BILL INDEX
12/31/98               $   3,000,000                        $   3,000,000
 1/31/99               $   2,983,800                        $   3,010,800
 2/28/99               $   2,977,832                        $   3,019,531
 3/31/99               $   2,945,672                        $   3,031,911
 4/30/99               $   3,036,399                        $   3,043,736
 5/31/99               $   3,056,439                        $   3,055,606
 6/30/99               $   3,078,445                        $   3,068,440
 7/31/99               $   3,110,769                        $   3,081,021
 8/31/99               $   3,096,459                        $   3,093,345
 9/30/99               $   3,092,434                        $   3,107,265
10/31/99               $   3,051,614                        $   3,119,383
11/30/99               $   3,096,472                        $   3,131,861
12/31/99               $   2,998,314                        $   3,145,954
 1/31/00               $   3,024,100                        $   3,159,482
 2/29/00               $   3,002,629                        $   3,173,383
 3/31/00               $   3,058,778                        $   3,189,885
 4/30/00               $   3,039,202                        $   3,204,877
 5/31/00               $   3,026,133                        $   3,224,427
 6/30/00               $   3,071,525                        $   3,238,292
 7/31/00               $   3,082,275                        $   3,252,864
 8/31/00               $   3,069,330                        $   3,269,779
 9/30/00               $   3,132,251                        $   3,287,109
10/31/00               $   3,188,632                        $   3,304,202
11/30/00               $   3,197,241                        $   3,322,375
12/31/00               $   3,249,036                        $   3,340,648
 1/31/01               $   3,325,389                        $   3,362,697
 2/28/01               $   3,298,453                        $   3,375,475
 3/31/01               $   3,305,050                        $   3,391,002
 4/30/01               $   3,352,312                        $   3,405,922
 5/31/01               $   3,408,631                        $   3,419,206
 6/30/01               $   3,458,056                        $   3,429,121
 7/31/01               $   3,482,954                        $   3,440,437
 8/31/01               $   3,494,099                        $   3,451,791
 9/30/01               $   3,442,387                        $   3,466,633
10/31/01               $   3,469,582                        $   3,475,647
11/30/01               $   3,494,910                        $   3,483,293
12/31/01               $   3,490,716                        $   3,488,866
 1/31/02               $   3,476,404                        $   3,494,100
 2/28/02               $   3,478,837                        $   3,498,642
 3/31/02               $   3,465,270                        $   3,503,890
 4/30/02               $   3,396,311                        $   3,509,496
 5/31/02               $   3,382,046                        $   3,515,111
 6/30/02               $   3,374,944                        $   3,520,033
 7/31/02               $   3,348,620                        $   3,525,313
 8/31/02               $   3,331,876                        $   3,530,248
 9/30/02               $   3,312,885                        $   3,535,896
10/31/02               $   3,312,304                        $   3,541,200

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Sales charge for Class A Shares is 5.75%

** Assumes 5% CDSC (contingent-deferred sales charge) for the one year period and 3% CDSC for the three year period and period since inception.

The Fund commenced operations on 12/31/98.

Returns for the Class A and B Shares prior to 2/28/02 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Market Neutral Fund and Merrill Lynch 3-Month U.S. Treasury Bill Index from December 31, 1998 to October 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN FOCUS FUND
As of October 31, 2002

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Focus Fund, which seeks to provide capital growth, fell 21.5% (A shares, no sales charge) during the year ended October 31, 2002. This compares with a decline of 15.1% for the S&P 500 Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: During the year ended October 31, 2002, there was considerable diversity in stock returns. As a concentrated portfolio, the Fund underperformed during a generally cautious market environment, which favored Funds with a large number of holdings to reduce the effects of individual stock risk.

At the individual stock level, Cigna Healthcare fell back after delays in introducing its new technology platform. Sprint PCS suffered from capital expenditure issues and anxiety over its balance sheet leverage. Tenet Healthcare was hurt by allegations of dubious practices by some of its salespeople and doctors.

From a positive perspective, the Fund gained from a number of individual stock picks. Ambac Financial, the mono-line financial guarantee insurance company, gained thanks to its defensive qualities, robust earnings growth and cheap valuation. Viacom, the largest of the U.S. TV groups, performed well after your manager bought it at attractive levels. Cisco Systems, the leading supplier of networking equipment, performed well as its earnings held up in spite of the harsh capital-spending environment.

Q: HOW WAS THE FUND MANAGED?

A: The portfolio has been positioned to reflect the economic backdrop of weak growth. Consequently, your manager has acquired many of the market leaders, recognizing that these will be the companies most able to prosper in the early stages of the next upturn. Companies with predictable earnings have also been acquired. DTE Energy is an example of this, with 80% of its cashflow covered by regulated businesses and the remainder offering possibilities for growth. As a consequence of this strategy, the volatility (beta) of the portfolio has been reduced to suit the market environment.

Q: WHAT IS THE OUTLOOK?

A: For the markets to move forward, there needs to be clear signs of a material revival in corporate spending. At present there are some signs, but the strength of these is not yet clear. Meanwhile, consumer spending continues to support growth for now, thanks to mortgage refinancing driven by historically low interest rates. Issues of corporate malfeasance continue to overhang equities, as does the prospect of war in Iraq.

As of October 31, 2002

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                           22.4%
Consumer Goods & Services                     20.3%
Industrial Products & Services                13.4%
Technology                                    11.6%
Pharmaceuticals                               10.4%
Energy                                         9.2%
Utilities                                      6.2%
Short-term Investments                         5.8%
Health Services & Systems                      0.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. PROCTER & GAMBLE CO. (7.5%)

 2. WASHINGTON MUTUAL, INC. (6.5%)

 3. EXXON MOBIL CORP. (6.1%)

 4. GENERAL ELECTRIC CO. (5.8%)

 5. FREDDIE MAC (5.6%)

 6. MICROSOFT CORP. (5.5%)

 7. CITIGROUP, INC. (5.3%)

 8. VIACOM, INC., CLASS B (4.9%)

 9. PFIZER, INC. (4.9%)

10. AMBAC FINANCIAL GROUP, INC. (3.9%)

TOP 10 EQUITY HOLDINGS COMPRISED 56.0% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($5,816 IN THOUSANDS). AS OF OCTOBER 31, 2002 THE FUND HELD 30 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                     SINCE INCEPTION
                          1 YEAR         3 YEARS        (6/30/98)
--------------------------------------------------------------------
Class A Shares
  Without Sales Charge   (21.50%)        (21.75%)        (15.92%)
  With Sales Charge*     (26.06%)        (23.28%)        (17.06%)
--------------------------------------------------------------------
Class B Shares
  Without CDSC           (22.07%)        (22.26%)        (16.44%)
  With CDSC**            (25.97%)        (23.05%)        (16.82%)
--------------------------------------------------------------------
Class C Shares
  Without CDSC           (22.07%)        (22.23%)        (16.44%)
  With CDSC***           (22.85%)        (22.23%)        (16.44%)
--------------------------------------------------------------------
Select Shares            (21.62%)        (21.61%)        (15.74%)
--------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period and 2% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

                                     (UNAUDITED)

As of October 31, 2002
[CHART]

LIFE OF FUND PERFORMANCE (06/30/98 TO 10/31/02)

                JPMORGAN FOCUS                         LIPPER LARGE-CAP
            FUND (CLASS A SHARES)   S&P 500 INDEX      CORE FUNDS INDEX
 6/30/98          $    9,425          $   10,000          $   10,000
 7/31/98          $    9,218          $    9,894          $    9,919
 8/31/98          $    7,813          $    8,463          $    8,434
 9/30/98          $    8,180          $    9,006          $    8,853
10/31/98          $    8,858          $    9,738          $    9,517
11/30/98          $    9,226          $   10,328          $   10,084
12/31/98          $    9,517          $   10,923          $   10,753
 1/31/99          $    9,696          $   11,380          $   11,129
 2/28/99          $    9,102          $   11,026          $   10,786
 3/31/99          $    9,357          $   11,467          $   11,219
 4/30/99          $    9,875          $   11,910          $   11,520
 5/31/99          $    9,696          $   11,629          $   11,215
 6/30/99          $   10,215          $   12,275          $   11,840
 7/31/99          $    9,489          $   11,892          $   11,493
 8/31/99          $    8,819          $   11,832          $   11,376
 9/30/99          $    8,687          $   11,508          $   11,068
10/31/99          $    9,271          $   12,237          $   11,746
11/30/99          $    9,714          $   12,485          $   12,034
12/31/99          $   10,818          $   13,220          $   12,834
 1/31/00          $   10,394          $   12,557          $   12,316
 2/29/00          $   11,507          $   12,319          $   12,312
 3/31/00          $   11,687          $   13,524          $   13,382
 4/30/00          $   10,686          $   13,117          $   12,945
 5/31/00          $    9,960          $   12,848          $   12,614
 6/30/00          $   10,875          $   13,164          $   13,076
 7/31/00          $   10,800          $   12,959          $   12,872
 8/31/00          $   11,800          $   13,764          $   13,760
 9/30/00          $   10,413          $   13,037          $   13,028
10/31/00          $    9,357          $   12,982          $   12,877
11/30/00          $    8,160          $   11,959          $   11,744
12/31/00          $    8,037          $   12,018          $   11,887
 1/31/01          $    7,697          $   12,445          $   12,224
 2/28/01          $    6,801          $   11,310          $   11,086
 3/31/01          $    6,122          $   10,593          $   10,405
 4/30/01          $    6,735          $   11,416          $   11,196
 5/31/01          $    6,735          $   11,492          $   11,258
 6/30/01          $    6,716          $   11,213          $   10,959
 7/31/01          $    6,509          $   11,103          $   10,800
 8/31/01          $    6,028          $   10,408          $   10,164
 9/30/01          $    5,396          $    9,568          $    9,393
10/31/01          $    5,660          $    9,751          $    9,614
11/30/01          $    6,151          $   10,499          $   10,244
12/31/01          $    6,245          $   10,591          $   10,360
 1/31/02          $    6,094          $   10,436          $   10,196
 2/28/02          $    5,858          $   10,235          $   10,025
 3/31/02          $    6,056          $   10,620          $   10,366
 4/30/02          $    5,707          $    9,976          $    9,823
 5/31/02          $    5,641          $    9,902          $    9,752
 6/30/02          $    5,179          $    9,197          $    9,078
 7/31/02          $    4,801          $    8,480          $    8,403
 8/31/02          $    4,754          $    8,536          $    8,472
 9/30/02          $    4,302          $    7,608          $    7,650
10/31/02          $    4,443          $    8,278          $    8,244

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 6/30/98.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Focus Fund, S&P 500 Index, and Lipper Large-Cap Core Funds Index from June 30, 1998 to October 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

The Fund's aggressive strategy of concentrating its assets in only 30 holdings may carry more risk than funds investing in a more diversified portfolio.

                                    (UNAUDITED)

JPMORGAN GLOBAL 50 FUND
As of October 31, 2002

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Global 50 Fund, which seeks to provide high total return from a concentrated portfolio of global equity securities, fell 21.5% (Select shares) in the year ended October 31, 2002. This compares with a decline of 14.9% for the MSCI World Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The reporting period was an exceptionally volatile timeframe in which a number of U.S. and European large cap stocks lost substantial value for reasons that were difficult to foresee only a short time ago. As a concentrated portfolio, the Fund was unusually vulnerable to the impact of increased stock specific risk and consequently underperformed the broader index.

Four companies with particular commercial difficulties--Tyco International, British Airways, Gemstar and Sprint PCS--accounted for the entire shortfall. Tyco fell back amid concerns over its stretched balance sheet, complex accounting and corporate malfeasance. British Airways suffered from lower passenger numbers and competition from budget airlines, although cost restructuring is surfacing. Gemstar fell following the loss of a court case that had negative implications for future growth. And, Sprint PCS suffered from the combination of disappointing subscriber growth and high debt.

There were, however, also a large number of holdings that performed well. Two of the best were European household goods companies Reckitt Benckiser and Unilever. Both of these are defensive companies, and are exceptionally well managed. Among financials, US Bancorp in the United States and DBS in Singapore both performed well in a broadly positive environment for defensive banks. Finally, Pharmacia in the healthcare sector benefited from its $60 billion takeover by Pfizer.

Q: HOW WAS THE FUND MANAGED?

A: Following a strong market rally in late 2001, your manager cut back the Fund's more aggressive positions and adopted a broadly defensive stance. The Fund is overweight defensive areas such as consumer non-durables, utilities, and basic industries, as well as defensive banks and finance. It is significantly underweight technology, with a focus on quality companies, and has a reduced media exposure.

Q: WHAT IS THE OUTLOOK?

A: During the past few months, economic data from around the globe has been poor, although the monetary stimulus provided by low interest rates is now at its greatest in almost a generation. From a positive perspective, an increasing number of companies are now meeting analysts' earnings forecasts. Looking forward, we expect the immediate market drivers to be consumer confidence and geopolitical risk.

                                    (UNAUDITED)

As of October 31, 2002

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United States                                 30.6%
United Kingdom                                19.2%
Japan                                          8.6%
The Netherlands                                6.3%
France                                         6.2%
South Korea                                    6.0%
India                                          5.1%
Spain                                          4.6%
Finland                                        4.5%
Bermuda                                        2.3%
Italy                                          2.3%
Switzerland                                    2.2%
Australia                                      2.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. FAST RETAILING CO., LTD (JAPAN) (3.1%)

 2. RANBAXY LABORATORIES LTD (INDIA), GDR (2.9%)

 3. NOKIA OYJ (FINLAND) (2.6%)

 4. VIVENDI ENVIRONNEMENT (FRANCE) (2.5%)

 5. UNILEVER PLC (UNITED KINGDOM) (2.5%)

 6. BRITISH SKY BROADCASTING PLC (UNITED KINGDOM) (2.5%)

 7. PHARMACIA CORP. (2.5%)

 8. ELI LILLY & CO. (2.5%)

 9. U.S. BANCORP (2.4%)

10. IBERDROLA SA (SPAIN) (2.3%)

TOP 10 EQUITY HOLDINGS COMPRISED 25.8% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($7,736 IN THOUSANDS). AS OF OCTOBER 31, 2002 THE FUND HELD 44 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                     SINCE INCEPTION
                          1 YEAR         3 YEARS        (5/29/98)
--------------------------------------------------------------------
Class A Shares
  Without Sales Charge   (21.68%)        (16.47%)        (7.70%)
  With Sales Charge*     (26.16%)        (18.10%)        (8.93%)
--------------------------------------------------------------------
Class B Shares
  Without CDSC           (21.97%)        (16.69%)        (7.86%)
  With CDSC**            (25.86%)        (17.44%)        (8.23%)
--------------------------------------------------------------------
Class C Shares
  Without CDSC           (22.04%)        (16.72%)        (7.88%)
  With CDSC***           (22.82%)        (16.72%)        (7.88%)
--------------------------------------------------------------------
Select Shares            (21.46%)        (16.37%)        (7.62%)
--------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period and 2% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

                                    (UNAUDITED)

As of October 31, 2002

[CHART]

LIFE OF FUND PERFORMANCE (05/29/98 TO 10/31/02)

                 JPMORGAN GLOBAL
             50 FUND (SELECT SHARES)   MSCI WORLD INDEX     LIPPER GLOBAL FUNDS INDEX
 5/29/98         $     1,000,000       $      1,000,000         $     1,000,000
 5/31/98         $     1,000,000       $      1,000,000         $     1,000,000
 6/30/98         $       995,300       $      1,023,600         $     1,003,100
 7/31/98         $     1,004,656       $      1,021,758         $     1,003,501
 8/31/98         $       826,028       $        885,353         $       857,391
 9/30/98         $       786,709       $        900,847         $       857,906
10/31/98         $       890,712       $        982,103         $       914,699
11/30/98         $       951,370       $      1,040,342         $       965,099
12/31/98         $       982,004       $      1,091,006         $     1,005,151
 1/31/99         $     1,019,320       $      1,114,790         $     1,026,158
 2/28/99         $       989,352       $      1,085,025         $       996,605
 3/31/99         $     1,067,313       $      1,130,054         $     1,030,789
 4/30/99         $     1,127,936       $      1,174,465         $     1,077,586
 5/31/99         $     1,079,886       $      1,131,362         $     1,045,905
 6/30/99         $     1,153,210       $      1,183,970         $     1,098,619
 7/31/99         $     1,151,826       $      1,180,300         $     1,101,585
 8/31/99         $     1,165,879       $      1,178,058         $     1,100,484
 9/30/99         $     1,146,525       $      1,166,513         $     1,090,910
10/31/99         $     1,203,851       $      1,226,938         $     1,133,346
11/30/99         $     1,283,787       $      1,261,292         $     1,209,507
12/31/99         $     1,427,186       $      1,363,205         $     1,343,883
 1/31/00         $     1,382,515       $      1,284,957         $     1,291,337
 2/29/00         $     1,416,110       $      1,288,298         $     1,371,142
 3/31/00         $     1,453,920       $      1,377,190         $     1,405,283
 4/30/00         $     1,390,820       $      1,318,797         $     1,335,160
 5/31/00         $     1,346,175       $      1,285,300         $     1,295,505
 6/30/00         $     1,409,311       $      1,328,357         $     1,346,807
 7/31/00         $     1,356,461       $      1,290,765         $     1,319,467
 8/31/00         $     1,422,385       $      1,332,586         $     1,373,038
 9/30/00         $     1,326,943       $      1,261,559         $     1,299,992
10/31/00         $     1,260,994       $      1,240,238         $     1,268,272
11/30/00         $     1,184,074       $      1,164,832         $     1,194,332
12/31/00         $     1,222,201       $      1,183,469         $     1,229,326
 1/31/01         $     1,246,034       $      1,206,310         $     1,249,733
 2/28/01         $     1,118,564       $      1,104,256         $     1,158,127
 3/31/01         $     1,018,677       $      1,031,486         $     1,077,637
 4/30/01         $     1,091,716       $      1,107,506         $     1,151,456
 5/31/01         $     1,069,336       $      1,093,109         $     1,144,432
 6/30/01         $     1,044,741       $      1,058,676         $     1,112,273
 7/31/01         $     1,026,144       $      1,044,490         $     1,084,689
 8/31/01         $     1,002,235       $        994,250         $     1,041,627
 9/30/01         $       899,306       $        906,557         $       944,339
10/31/01         $       896,338       $        923,872         $       967,853
11/30/01         $       955,227       $        978,381         $     1,020,601
12/31/01         $       973,854       $        984,447         $     1,035,399
 1/31/02         $       911,625       $        954,519         $     1,004,027
 2/28/02         $       892,846       $        946,120         $       998,103
 3/31/02         $       931,059       $        987,749         $     1,045,413
 4/30/02         $       907,038       $        954,165         $     1,020,010
 5/31/02         $       901,777       $        955,787         $     1,022,356
 6/30/02         $       832,070       $        897,676         $       962,957
 7/31/02         $       744,370       $        821,912         $       877,831
 8/31/02         $       759,332       $        823,309         $       881,869
 9/30/02         $       656,670       $        732,663         $       889,718
10/31/02         $       704,189       $        786,660         $       940,521

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 5/29/98.

Returns for the Class A, B, and C Shares prior to 4/16/01 (offering date of the Class A, B, and C Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A, B, and C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Global 50 Fund, MSCI World Index, and Lipper Global Funds Index from May 29, 1998 to October 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI World Index is a replica (or model) of the world's equity markets. The Lipper Global Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                    (UNAUDITED)

JPMORGAN GLOBAL HEALTHCARE FUND
As of October 31, 2002

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Global Healthcare Fund, which seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector, fell 17.5% (Select shares) in the year ended October 31, 2002. This compares with a decline of 16.9% for the MSCI World Healthcare Index.

Q: WHY DID THE FUND PERFORM IN THIS WAY?

A: Healthcare stocks generally failed to live up to their defensive potential during the 12-month period. Although many are still generating steady earnings growth, an accumulation of bad news damaged sentiment. There were concerns about the drug development pipelines of several large pharmaceutical companies, and about the imminent expiration of blockbuster drug patents. Added to that, we believe the Federal Drug Administration (FDA) appeared to adopt a harsher attitude toward the pharmaceutical companies.

The Fund's performance was marginally behind that of its MSCI World Healthcare benchmark, but ahead of its Lipper peer group. Outperformance of the Lipper peer group was chiefly due to the Fund's low weighting in biotechnology stocks relative to the competition.

In pharmaceuticals, stock selection added to performance. Pharmacia, in which the Fund was overweight, contributed significantly after Pfizer announced in July that it would acquire the company in a $60 billion all stock deal. Forest Laboratories also performed well, as it demonstrated a generally strong drug pipeline, particularly for its new Alzheimer's medication. There was, however, one exceptionally poor performer in pharmaceuticals, Wyeth. The stock fell after a hormone replacement therapy study found harmful side effects. Wyeth is one of the leading providers of these treatments.

There was poor performance in biotechnology. Abgenix was among the decliners there, dropping after concerns about prospects for its drug portfolio.

Q: HOW WAS THE FUND MANAGED?

A: The most significant change in the period was a steady increase in our biotechnology holdings, which are now close to 7% larger than benchmark weight. We believe that many of these stocks are undervalued given their promising drug development portfolios.

Q: WHAT IS THE OUTLOOK?

A: We are extremely positive about the prospects for healthcare stocks, given their low premium to the market valuation. In the United States, they are trading at a premium of less than 10%, which compares with a more normal premium of 25-30%. Many of the factors that have depressed sentiment are now disappearing. Most importantly, the FDA has appointed a new chief who many regard as having good relations with the drug companies. We believe there are also prospects for a few product launches.

                                    (UNAUDITED)

As of October 31, 2002

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United States                          68.3%
United Kingdom                         12.0%
Switzerland                            11.8%
Japan                                   4.0%
France                                  2.1%
Belgium                                 0.6%
Israel                                  0.6%
India                                   0.4%
Germany                                 0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. PHARMACIA CORP. (10.1%)

 2. JOHNSON & JOHNSON (7.6%)

 3. GLAXOSMITHKLINE PLC (UNITED KINGDOM) (6.9%)

 4. NOVARTIS AG (SWITZERLAND) (6.0%)

 5. PFIZER, INC. (5.7%)

 6. ABBOTT LABORATORIES (4.7%)

 7. AMGEN, INC. (4.6%)

 8. ASTRAZENECA PLC (UNITED KINGDOM) (4.4%)

 9. ELI LILLY & CO. (4.4%)

10. ROCHE HOLDING AG (SWITZERLAND) (4.0%)

TOP 10 EQUITY HOLDINGS COMPRISED 58.4% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($9,651 IN THOUSANDS). AS OF OCTOBER 31, 2002 THE FUND HELD 52 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                       SINCE INCEPTION
                                           1 YEAR         (9/29/00)
----------------------------------------------------------------------
Class A Shares
  Without Sales Charge                    (10.63%)^^       (8.96%)^^
  With Sales Charge*                      (15.76%)^^      (11.52%)^^
----------------------------------------------------------------------
Class B Shares
  Without CDSC                            (18.15%)        (12.83%)
  With CDSC**                             (22.22%)        (14.09%)
----------------------------------------------------------------------
Class C Shares
  Without CDSC                            (18.13%)        (12.82%)
  With CDSC***                            (18.95%)        (12.82%)
----------------------------------------------------------------------
Select Shares                             (17.54%)        (12.34%)
----------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period and 3% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

^^ Reflects a $2,000 gain to the net assets of the Share Class resulting from capital share transactions. The total return would be approximately (17.77%), (22.49%), (12.52%) and (14.98%) for the 1 year (without sales charge) return, 1 year (with sales charge) return, since inception (without sales charge) return and since inception (with sales charge) return, respectively, exclusive of such transaction.

                                   (UNAUDITED)

As of October 31, 2002
[CHART]

LIFE OF FUND PERFORMANCE (09/29/00 TO 10/31/02)

                       JPMORGAN GLOBAL              MSCI WORLD       LIPPER HEALTH/BIOTECHNOLOGY
               HEALTHCARE FUND (SELECT SHARHES)  HEALTHCARE INDEX           FUNDS INDEX
 9/29/00               $     1,000,000           $     1,000,000           $     1,000,000
 9/30/00               $     1,000,000           $     1,000,000           $     1,000,000
10/31/00               $     1,007,300           $     1,012,000           $       987,600
11/30/00               $     1,034,598           $     1,055,010           $       957,281
12/31/00               $     1,077,223           $     1,082,968           $     1,009,548
 1/31/01               $       991,799           $       995,572           $       926,160
 2/28/01               $       978,509           $       999,455           $       916,805
 3/31/01               $       907,763           $       934,590           $       812,565
 4/30/01               $       934,451           $       952,348           $       875,620
 5/31/01               $       949,776           $       960,633           $       908,718
 6/30/01               $       925,082           $       931,334           $       920,168
 7/31/01               $       947,747           $       967,749           $       891,827
 8/31/01               $       916,376           $       933,587           $       879,698
 9/30/01               $       921,691           $       950,952           $       832,194
10/31/01               $       921,046           $       938,875           $       859,989
11/30/01               $       956,414           $       961,502           $       903,247
12/31/01               $       932,026           $       939,483           $       903,879
 1/31/02               $       900,430           $       917,406           $       850,098
 2/28/02               $       905,112           $       932,451           $       822,640
 3/31/02               $       917,241           $       935,528           $       845,510
 4/30/02               $       876,974           $       900,259           $       802,727
 5/31/02               $       860,224           $       879,103           $       779,367
 6/30/02               $       803,105           $       820,642           $       716,161
 7/31/02               $       774,916           $       781,990           $       689,949
 8/31/02               $       775,613           $       782,459           $       681,118
 9/30/02               $       726,595           $       739,737           $       658,232
10/31/02               $       759,604           $       780,349           $       682,587

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 9/29/00.

Returns for the Class A, B, and C Shares prior to 4/16/01 (offering date of the Class A, B, and C Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A, B, and C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Global Healthcare Fund, MSCI World Healthcare Index, and Lipper Health/Biotechnology Funds Index from September 29, 2000 to October 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI World Healthcare Index is a replica (or model) of the world's healthcare/healthcare services industries. The Lipper Health/Biotechnology Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN H&Q TECHNOLOGY FUND
As of October 31, 2002

Q: HOW DID THE FUND PERFORM?

A: JPMorgan H&Q Technology Fund, which seeks to provide capital growth over the long term, fell 41.1% (A shares, no sales charge) in the year ended October 31, 2002. This compares with a fall of 11.6% for the Russell 2000 Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: During the reporting period, the Fund underperformed its benchmark due to its relative overweight in the telecom/data-com and semiconductor sectors. From a positive perspective, internet and software stocks added to performance.

In the telecom/data-com sector, the capacity built during the late 1990s far exceeded demand, with the result that many companies now have poor economics. Consequently, companies are failing to live up to earlier earnings growth expectations and stock prices are falling. Meanwhile, semiconductor companies have suffered as demand for chips has fallen, particularly from the PC manufacturers. Further, where demand is not falling, PC manufacturers are putting a squeeze on prices.

Special situations drove positive performance among internet and software stocks. Amazon.com stock rose significantly as the company developed into one of the major destination sites that people visit to purchase online. eBay also contributed significantly -- it has emerged as a highly profitable business with strong cashflow. Computer games company Electronic Arts benefited as a new generation of consoles stimulated demand for games.

Q: HOW WAS THE FUND MANAGED?

A: We began to see several emerging trends in early 2002 in the corporate information technology market. First, we believe corporate buyers of technology began to prefer the blue chip vendors that can provide end-to-end solutions over the more narrowly focused point-solution providers. Second, most technology companies reported sharp declines in sales in the second and third quarters as customers delayed purchasing decisions and extracted considerable pricing concessions from vendors. In addition, corporate malfeasance, weak economic data and lackluster corporate earnings weighed on the broader market throughout the year. As a result, we began to overweight more established, better-capitalized companies and exited several positions in less well capitalized, next-generation companies.

Q: WHAT IS THE OUTLOOK?

A: While the latest economic data supports a muted fourth quarter budget flush, we remain hopeful that a stabilizing economic environment will drive IT purchasing decisions in 2003. Even assuming a less-than-robust IT spending environment, valuations for tech companies are beginning to offer compelling investment opportunities. Further, we continue to believe that corporate IT spending will favor larger, end-to-end solution providers over point solution providers.

                                   (UNAUDITED)

As of October 31, 2002

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                    90.0%
Consumer Goods & Services     10.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. QUALCOMM, INC. (6.2%)

 2. DELL COMPUTER CORP. (5.9%)

 3. EBAY, INC. (5.4%)

 4. MICROSOFT CORP. (4.9%)

 5. AMAZON.COM, INC. (4.9%)

 6. INTUIT, INC. (3.8%)

 7. CDW COMPUTER CENTERS, INC. (3.8%)

 8. CISCO SYSTEMS, INC. (3.8%)

 9. ELECTRONIC ARTS, INC. (3.4%)

10. MAXIM INTEGRATED PRODUCTS, INC. (3.0%)

TOP 10 EQUITY HOLDINGS COMPRISED 45.1% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($1,210 IN THOUSANDS). AS OF OCTOBER 31, 2002 THE FUND HELD 42 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME

AVERAGE ANNUAL TOTAL RETURNS

                                                 SINCE INCEPTION
                                     1 YEAR         (9/20/00)
----------------------------------------------------------------
Class A Shares
  Without Sales Charge               (41.11%)       (65.44%)
  With Sales Charge*                 (44.50%)       (66.40%)
----------------------------------------------------------------
Class B Shares
  Without CDSC                       (41.34%)       (65.60%)
  With CDSC**                        (44.27%)       (66.09%)
----------------------------------------------------------------
Class C Shares
  Without CDSC                       (41.34%)       (65.60%)
  With CDSC***                       (41.93%)       (65.60%)
----------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period and 3% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

                                   (UNAUDITED)

As of October 31, 2002

[CHART]

LIFE OF FUND PERFORMANCE (9/20/00 TO 10/31/02)

             JPMORGAN H&Q TECHNOLOGY                            LIPPER SCIENCE &
               FUND (CLASS A SHARES)    RUSSELL 2000 INDEX   TECHNOLOGY FUNDS INDEX
 9/20/00         $         9,425          $        10,000       $        10,000
 9/30/00         $         9,076          $        10,000       $        10,000
10/31/00         $         7,700          $         9,554       $         8,903
11/30/00         $         5,080          $         8,574       $         6,608
12/31/00         $         4,693          $         9,310       $         6,538
 1/31/01         $         5,296          $         9,795       $         7,201
 2/28/01         $         3,308          $         9,153       $         5,325
 3/31/01         $         2,526          $         8,705       $         4,545
 4/30/01         $         3,091          $         9,386       $         5,432
 5/31/01         $         3,063          $         9,617       $         5,179
 6/30/01         $         2,941          $         9,949       $         5,093
 7/31/01         $         2,422          $         9,410       $         4,685
 8/31/01         $         1,913          $         9,106       $         4,100
 9/30/01         $         1,329          $         7,881       $         3,220
10/31/01         $         1,697          $         8,342       $         3,707
11/30/01         $         2,064          $         8,987       $         4,247
12/31/01         $         2,083          $         9,542       $         4,267
 1/31/02         $         1,970          $         9,443       $         4,193
 2/28/02         $         1,546          $         9,184       $         3,633
 3/31/02         $         1,697          $         9,922       $         3,964
 4/30/02         $         1,414          $        10,013       $         3,492
 5/31/02         $         1,291          $         9,568       $         3,309
 6/30/02         $         1,122          $         9,093       $         2,873
 7/31/02         $           990          $         7,720       $         2,567
 8/31/02         $           943          $         7,700       $         2,506
 9/30/02         $           829          $         7,147       $         2,157
10/31/02         $           999          $         7,377       $         2,484

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 9/20/00.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan H&Q Technology Fund, Russell 2000 Index and Lipper Science & Technology Funds Index from September 20, 2000 to October 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged index used to measure average stock performance of U.S. small cap stocks. The Lipper Science & Technology Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                    (UNAUDITED)

JPMORGAN MARKET NEUTRAL FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2002
(Amounts in thousands)

  SHARES     ISSUER                                              VALUE
----------------------------------------------------------------------
     LONG POSITIONS -- 100.0%**
----------------------------------------------------------------------
             COMMON STOCKS -- 95.0%
             AEROSPACE -- 2.1%
        2    Lockheed Martin Corp.                           $     116
        5    United Technologies Corp.                             308
                                                             ---------
                                                                   424

             AGRICULTURAL PRODUCTION/SERVICES -- 0.0%^
        1    Monsanto Co.                                            8

             APPAREL -- 0.8%
        3    Jones Apparel Group, Inc.*                            104
        1    Nike, Inc., Class B                                    52
                                                             ---------
                                                                   156

             AUTOMOTIVE -- 1.1%
        1    Johnson Controls, Inc.                                 78
        1    Lear Corp.*                                            51
        2    Paccar, Inc.                                           71
        2    Visteon Corp.                                          14
                                                             ---------
                                                                   214

             BANKING -- 8.7%
        1    AmSouth Bancorp                                        14
        5    Bank One Corp.                                        201
        5    Compass Bancshares, Inc.                              158
        0^^  Cullen/Frost Bankers, Inc.                             14
        5    FirstMerit Corp.                                      119
        6    FleetBoston Financial Corp.                           138
        1    Golden State Bancorp, Inc.                             37
        3    GreenPoint Financial Corp.                            144
        6    Hibernia Corp., Class A                               114
        3    IndyMac Bancorp, Inc.*                                 52
        9    Marshall & Ilsley Corp.                               239
        2    PNC Financial Services Group, Inc.                     69
        2    SunTrust Banks, Inc.                                  122
        2    TCF Financial Corp.                                    85
       12    U.S. Bancorp                                          251
        0^^  Westamerica Bancorporation                              8
                                                             ---------
                                                                 1,765

             BIOTECHNOLOGY -- 1.0%
        0^^  Amgen, Inc.*                                           14
        1    Gilead Sciences, Inc.*                                 31
        8    Human Genome Sciences, Inc.*                           74
        3    Medimmune, Inc.*                                       75
                                                             ---------
                                                                   194

             BROADCASTING/CABLE -- 0.3%
        2    Comcast Corp., Special Class A*                        53

             BUSINESS SERVICES -- 1.7%
       14    Accenture LTD, Class A (Bermuda)*                     234
        2    Automatic Data Processing, Inc.                        77
        3    Cendant Corp.*                                         39
                                                             ---------
                                                                   350

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

  SHARES     ISSUER                                              VALUE
----------------------------------------------------------------------
     LONG POSITIONS -- CONTINUED
----------------------------------------------------------------------
             CHEMICALS -- 3.4%
        1    Air Products & Chemicals, Inc.                  $      53
        3    Eastman Chemical Co.                                  116
        4    Lyondell Chemical Co.                                  55
        6    PPG Industries, Inc.                                  273
        4    Praxair, Inc.                                         191
                                                             ---------
                                                                   688

             COMPUTER NETWORKS -- 0.8%
        2    Brocade Communications Systems, Inc.*                  10
       13    Cisco Systems, Inc.*                                  146
        1    Network Appliance, Inc.*                                5
                                                             ---------
                                                                   161

             COMPUTER SOFTWARE -- 1.0%
        0^^  Electronic Arts, Inc.*                                  7
        3    Microsoft Corp.*                                      144
        5    Oracle Corp.*                                          52
                                                             ---------
                                                                   203

             COMPUTERS/COMPUTER HARDWARE -- 2.2%
        5    Dell Computer Corp.*                                  140
        2    International Business Machines Corp.                 126
        8    NCR Corp.*                                            172
                                                             ---------
                                                                   438

             CONSTRUCTION MATERIALS -- 0.2%
        2    Masco Corp.                                            41

             CONSUMER PRODUCTS -- 4.2%
        3    Philip Morris Companies, Inc.                         130
        5    Procter & Gamble Co.                                  407
       11    The Gillette Co.                                      320
                                                             ---------
                                                                   857

             DIVERSIFIED -- 0.6%
        2    General Electric Co.                                   48
        5    Tyco International LTD (Bermuda)                       74
                                                             ---------
                                                                   122

             ENTERTAINMENT/LEISURE -- 0.6%
        3    Harrah's Entertainment, Inc.*                         122

             ENVIRONMENTAL SERVICES -- 0.8%
        7    Waste Management, Inc.                                161

             FINANCIAL SERVICES -- 8.7%
        8    Capital One Financial Corp.                           253
        1    CIT Group, Inc.*                                       25
        9    Citigroup, Inc.                                       340
        5    Countrywide Credit Industries, Inc.                   226
       14    E*TRADE Group, Inc.*                                   63
        1    Fannie Mae                                             40
        2    Freddie Mac                                            92
        1    Goldman Sachs Group, Inc.                              79
        3    Household International, Inc.                          71

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

  SHARES     ISSUER                                              VALUE
----------------------------------------------------------------------
     LONG POSITIONS -- CONTINUED
----------------------------------------------------------------------
             FINANCIAL SERVICES -- CONTINUED
        1    Investment Technology Group, Inc.*              $      16
        3    Legg Mason, Inc.                                      116
        5    Morgan Stanley                                        175
       10    Stilwell Financial, Inc.                              121
       15    The Charles Schwab Corp.                              139
                                                             ---------
                                                                 1,756

             FOOD/BEVERAGE PRODUCTS -- 3.3%
        1    H.J. Heinz Co.                                         39
        1    Kellogg Co.                                            19
        6    Kraft Foods, Inc., Class A                            241
        6    The Coca-Cola Co.                                     255
        2    Unilever NV, N.Y.
               Registered Shares (The Netherlands)                 109
                                                             ---------
                                                                   663

             HEALTH CARE/HEALTH CARE SERVICES -- 1.5%
        1    Baxter International, Inc.                             23
        7    Becton, Dickinson & Co.                               191
        1    Tenet Healthcare Corp.*                                37
        1    WellPoint Health Networks, Inc.*                       53
                                                             ---------
                                                                   304

             HOTELS/OTHER LODGING -- 0.7%
        4    Marriott International, Inc., Class A                 136

             INDUSTRIAL COMPONENTS -- 0.1%
        1    SPX Corp.*                                             25

             INSURANCE -- 9.7%
        8    Ambac Financial Group, Inc.                           470
        2    CIGNA Corp.                                            61
        0^^  Hartford Financial Services Group, Inc.                12
        0^^  John Hancock Financial Services, Inc.                  12
        0^^  Lincoln National Corp.                                  3
        4    MBIA, Inc.                                            166
        0^^  Metlife, Inc.                                           5
        5    Protective Life Corp.                                 137
       12    The Allstate Corp.                                    457
        8    Torchmark Corp.                                       286
       19    Travelers Property Casualty Corp., Class A*           253
        1    Travelers Property Casualty Corp., Class B*             9
        4    UnumProvident Corp.                                    76
                                                             ---------
                                                                 1,947

             INTERNET SERVICES/SOFTWARE -- 0.8%
        2    eBay, Inc.*                                           152

             LEASING -- 0.2%
        2    GATX Corp.                                             44

             MACHINERY & ENGINEERING EQUIPMENT -- 0.9%
        4    Ingersoll-Rand Co., LTD, Class A (Bermuda)            148
        2    Rockwell Automation, Inc.                              35
                                                             ---------
                                                                   183

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

  SHARES     ISSUER                                              VALUE
----------------------------------------------------------------------
     LONG POSITIONS -- CONTINUED
----------------------------------------------------------------------
             MANUFACTURING -- 0.5%
        1    Eaton Corp.                                     $      96
        1    Honeywell International, Inc.                          14
                                                             ---------
                                                                   110

             METALS/MINING -- 0.9%
        4    Alcan, Inc. (Canada)                                  104
        4    Alcoa, Inc.                                            88
                                                             ---------
                                                                   192

             MULTI-MEDIA -- 3.0%
        1    AOL Time Warner, Inc.*                                 13
        4    Fox Entertainment Group, Inc., Class A*                93
        5    Liberty Media Corp., Class A*                          37
        9    Tribune Co.                                           418
        1    Viacom, Inc., Class B*                                 49
                                                             ---------
                                                                   610

             OIL & GAS -- 9.4%
        3    Anadarko Petroleum Corp.                              151
        5    Baker Hughes, Inc.                                    139
        4    ChevronTexaco Corp.                                   264
        7    ConocoPhillips                                        343
        4    Cooper Cameron Corp.*                                 163
        4    Devon Energy Corp.                                    212
        4    Diamond Offshore Drilling, Inc.                        86
        3    ENSCO International, Inc.                              92
        5    Exxon Mobil Corp.                                     178
        6    Rowan Companies, Inc.                                 114
        4    Valero Energy Corp.                                   134
                                                             ---------
                                                                 1,876

             PAPER/FOREST PRODUCTS -- 0.6%
        3    Temple-Inland, Inc.                                   119

             PHARMACEUTICALS -- 2.6%
        1    Abbott Laboratories                                    54
        2    Eli Lilly & Co.                                       100
        2    Forest Laboratories, Inc.*                            216
        0^^  Pfizer, Inc.                                            3
        3    Pharmacia Corp.                                       112
        1    Schering-Plough Corp.                                  23
        1    Vertex Pharmaceuticals, Inc.*                          22
        0^^  Watson Pharmaceuticals, Inc.*                           3
                                                             ---------
                                                                   533

             PHOTOGRAPHIC EQUIPMENT -- 0.3%
        2    Eastman Kodak Co.                                      56

             PIPELINES -- 0.1%
        1    El Paso Corp.                                          11

             REAL ESTATE INVESTMENT TRUST -- 3.5%
        2    Archstone-Smith Trust                                  53
        0^^  Arden Realty, Inc.                                      6
        1    Camden Property Trust                                  41
        1    CarrAmerica Realty Corp.                               12

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

  SHARES     ISSUER                                              VALUE
----------------------------------------------------------------------
     LONG POSITIONS -- CONTINUED
----------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST -- CONTINUED
        0^^  Crescent Real Estate Equities Co.               $       6
        4    General Growth Properties, Inc.                       193
        2    Highwoods Properties, Inc.                             30
        3    Hospitality Properties Trust                          108
        4    ProLogis                                               92
        2    The Rouse Co.                                          71
        7    United Dominion Realty Trust, Inc.                    102
                                                             ---------
                                                                   714

             RESTAURANTS/FOOD SERVICES -- 0.7%
        2    Wendy's International, Inc.                            48
        5    Yum! Brands, Inc.*                                    101
                                                             ---------
                                                                   149

             RETAILING -- 3.9%
        5    Abercrombie & Fitch Co., Class A*                      93
        2    Bed Bath & Beyond, Inc.*                               85
        5    CVS Corp.                                             130
        2    Federated Department Stores, Inc.*                     71
        3    Home Depot, Inc.                                       72
        2    Kohl's Corp.*                                         129
        0^^  Lowe's Companies, Inc.                                 17
        3    Target Corp.                                           84
        0^^  The Gap, Inc.                                           2
        1    The May Department Stores Co.                          14
        4    TJX Companies, Inc.                                    84
                                                             ---------
                                                                   781

             SEMI-CONDUCTORS -- 2.5%
       10    Altera Corp.*                                         121
        0^^  Broadcom Corp., Class A*                                1
        1    Intel Corp.                                             9
        2    Lattice Semiconductor Corp.*                           12
        4    Linear Technology Corp.                               102
        1    LSI Logic Corp.*                                        4
        3    Maxim Integrated Products, Inc.*                       96
        3    PMC - Sierra, Inc.*                                    15
        1    QLogic Corp.*                                          38
        6    Xilinx, Inc.*                                         114
                                                             ---------
                                                                   512

             STEEL -- 0.2%
        4    United States Steel Corp.                              49

             TELECOMMUNICATIONS -- 1.2%
        1    American Tower Corp., Class A*                          2
        2    AT&T Corp.                                             29
       13    AT&T Wireless Services, Inc.*                          87
       21    Sprint Corp. - PCS Group*                              74
        2    Verizon Communications, Inc.                           60
                                                             ---------
                                                                   252

             TELECOMMUNICATIONS EQUIPMENT -- 0.5%
       10    Motorola, Inc.                                         95

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

  SHARES     ISSUER                                              VALUE
----------------------------------------------------------------------
     LONG POSITIONS -- CONTINUED
----------------------------------------------------------------------
             TOYS & GAMES -- 0.8%
        9    Hasbro, Inc.                                    $      90
        4    Mattel, Inc.                                           75
                                                             ---------
                                                                   165

             UTILITIES -- 8.9%
        0^^  Allegheny Energy, Inc.                                  1
        1    Ameren Corp.                                           24
        1    American Electric Power Co., Inc.                      13
        2    Consolidated Edison, Inc.                              94
        6    Constellation Energy Group, Inc.                      153
        5    Dominion Resources, Inc.                              240
        6    DTE Energy Co.                                        270
       14    Edison International*                                 144
        1    NiSource, Inc.                                         12
       10    Pepco Holdings, Inc.                                  211
       19    PG&E Corp.*                                           201
        8    Pinnacle West Capital Corp.                           217
        3    Progress Energy, Inc.                                 104
        0^^  Public Service Enterprise Group, Inc.                  11
       19    Sierra Pacific Resources                              115
                                                             ---------
                                                                 1,810
             ---------------------------------------------------------
             Total Common Stocks                                19,201
             (Cost $19,259)
----------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- 5.0%
----------------------------------------------------------------------
PRINCIPAL
   AMOUNT
             U.S. TREASURY SECURITY -- 0.2%
     $ 50    U.S. Treasury Note, 4.75%, 1/31/03 @                   50
             (Cost $50)

  SHARES
             MONEY MARKET FUND -- 4.8%
      979    JPMorgan Prime Money Market Fund (a)                  979
             (Cost $979)
----------------------------------------------------------------------
             Total Short-Term Investments                        1,029
             (Cost $1,029)

----------------------------------------------------------------------
             Total Long Positions -- 100.0%                  $  20,230
             (Cost $20,288)
----------------------------------------------------------------------

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

  SHARES     ISSUER                                              VALUE
----------------------------------------------------------------------
     SHORT POSITIONS -- 100.0%
----------------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             ADVERTISING -- 0.5%
      (2)    Omnicom Group                                   $     (92)

             AEROSPACE -- 1.5%
      (2)    Northrop Grumman Corp.                               (196)
      (3)    Raytheon Co.                                          (88)
      (0)^^  The Boeing Co.                                         (9)
                                                             ---------
                                                                  (293)

             AIRLINES -- 0.7%
      (9)    Southwest Airlines Co.                               (126)

             AUTOMOTIVE -- 0.4%
      (7)    Dana Corp.                                            (69)

             BANKING -- 12.3%
      (2)    Bank of America Corp.                                (147)
      (3)    Bank of Hawaii Corp.                                  (92)
      (6)    BB&T Corp.                                           (225)
      (4)    Commerce Bancorp, Inc.                               (197)
      (3)    Commerce Bancshares, Inc.                            (116)
      (3)    Fifth Third BanCorp.                                 (171)
      (1)    FNB Corp.                                             (34)
      (5)    Fulton Financial Corp.                                (84)
     (12)    Huntington Bancshares, Inc.                          (225)
      (3)    M&T Bank Corp.                                       (246)
      (1)    Mellon Financial Corp.                                (34)
      (8)    National City Corp.                                  (222)
      (6)    Northern Trust Corp.                                 (202)
      (3)    The Bank of New York Co., Inc.                        (83)
      (5)    Valley National BanCorp.                             (152)
      (0)^^  Wachovia Corp.                                        (11)
      (2)    Wells Fargo & Co.                                    (126)
                                                             ---------
                                                                (2,367)

             BIOTECHNOLOGY -- 1.3%
      (1)    Biogen, Inc.*                                         (22)
      (3)    Chiron Corp.*                                        (111)
      (1)    Genentech, Inc.*                                      (34)
      (1)    Genzyme Corp. - General Division*                     (20)
      (1)    IDEC Pharmaceuticals Corp.*                           (64)
                                                             ---------
                                                                  (251)

             BROADCASTING/CABLE -- 0.5%
      (2)    Clear Channel Communications, Inc.*                   (82)
      (1)    Cox Communications, Inc., Class A*                    (19)
                                                             ---------
                                                                  (101)

             BUSINESS SERVICES -- 0.9%
      (1)    Computer Sciences Corp.*                              (32)
      (3)    Electronic Data Systems Corp.                         (44)
      (4)    Paychex, Inc.                                        (104)
                                                             ---------
                                                                  (180)

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

  SHARES     ISSUER                                              VALUE
----------------------------------------------------------------------
     SHORT POSITIONS -- CONTINUED
----------------------------------------------------------------------
             CHEMICALS -- 2.1%
      (7)    Du Pont (E.I.) de Nemours & Co.                 $    (276)
      (1)    Rohm & Haas Co.                                       (37)
      (4)    The Dow Chemical Co.                                  (94)
                                                             ---------
                                                                  (407)

             COMPUTER NETWORKS -- 0.1%
      (5)    Juniper Networks, Inc.*                               (29)

             COMPUTER SOFTWARE -- 2.8%
     (15)    BEA Systems, Inc.*                                   (125)
      (5)    BMC Software, Inc.*                                   (73)
     (13)    Computer Associates International, Inc.              (187)
      (2)    Dendrite International, Inc.*                         (11)
      (4)    J.D. Edwards & Co.*                                   (49)
      (4)    PeopleSoft, Inc.*                                     (69)
      (1)    Siebel Systems, Inc.*                                 (11)
      (1)    VERITAS Software Corp.*                               (18)
                                                             ---------
                                                                  (543)

             COMPUTERS/COMPUTER HARDWARE -- 1.6%
      (6)    Apple Computer, Inc.*                                 (95)
     (21)    EMC Corp.*                                           (109)
     (25)    Gateway, Inc.*                                        (75)
     (12)    Sun Microsystems, Inc.*                               (35)
                                                             ---------
                                                                  (314)

             CONSUMER PRODUCTS -- 4.9%
      (3)    Clorox Co.                                           (157)
      (4)    Colgate-Palmolive Co.                                (209)
      (5)    Kimberly-Clark Corp.                                 (242)
     (10)    Newell Rubbermaid, Inc.                              (314)
      (1)    The Estee Lauder Companies, Inc., Class A             (18)
                                                             ---------
                                                                  (940)

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.5%
      (2)    Agilent Technologies, Inc.*                           (31)
      (1)    Emerson Electric Co.                                  (72)
                                                             ---------
                                                                  (103)

             ENTERTAINMENT/LEISURE -- 0.5%
      (1)    International Game Technology*                       (105)

             FINANCIAL SERVICES -- 6.4%
      (0)^^  American Express Co.                                   (6)
      (3)    Charter One Financial, Inc.                           (85)
      (1)    Federated Investors, Inc., Class B                    (38)
      (7)    Franklin Resources, Inc.                             (231)
      (7)    Instinet Group, Inc.                                  (22)
      (6)    Lehman Brothers Holdings, Inc.                       (304)
      (0)^^  MBNA Corp.                                            (10)
      (2)    Neuberger Berman, Inc.                                (50)
      (2)    Prudential Financial, Inc.*                           (70)
      (0)^^  State Street Corp.                                    (21)
      (6)    T. Rowe Price Group, Inc.                            (183)
      (3)    The Bear Stearns Co., Inc.                           (214)
                                                             ---------
                                                                (1,234)

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

  SHARES     ISSUER                                              VALUE
----------------------------------------------------------------------
     SHORT POSITIONS -- CONTINUED
----------------------------------------------------------------------
             FOOD/BEVERAGE PRODUCTS -- 4.6%
      (7)    Anheuser-Busch Companies, Inc.                  $    (390)
      (6)    Campbell Soup Co.                                    (135)
      (3)    Hershey Foods Corp.                                  (176)
      (4)    PepsiCo, Inc.                                        (194)
                                                             ---------
                                                                  (895)

             HEALTH CARE/HEALTH CARE SERVICES -- 2.7%
      (1)    Boston Scientific Corp.*                              (53)
      (1)    Guidant Corp.*                                        (30)
      (3)    Medtronic, Inc.                                      (139)
      (1)    St. Jude Medical, Inc.*                               (36)
      (3)    UnitedHealth Group, Inc.                             (236)
      (0)^^  Zimmer Holdings, Inc.*                                (20)
                                                             ---------
                                                                  (514)

             HOTELS/OTHER LODGING -- 1.0%
      (9)    Hilton Hotels Corp.                                  (117)
      (1)    Mandalay Resort Group*                                (26)
      (2)    Starwood Hotels & Resorts Worldwide, Inc.             (58)
                                                             ---------
                                                                  (201)

             INSURANCE -- 9.2%
      (2)    ACE LTD (Bermuda)                                     (68)
      (1)    AFLAC, Inc.                                           (28)
      (0)^^  American International Group, Inc.                    (31)
      (2)    Aon Corp.                                             (38)
      (8)    Cincinnati Financial Corp.                           (319)
      (2)    Markel Corp.*                                        (445)
      (2)    Marsh & McLennan Companies, Inc.                     (112)
      (3)    Mercury General Corp.                                (120)
      (4)    Safeco Corp.                                         (146)
      (3)    St. Paul Companies, Inc.                              (95)
      (4)    The Progressive Corp.                                (220)
      (2)    XL Capital LTD, Class A (Bermuda)                    (145)
                                                             ---------
                                                                (1,767)

             INTERNET SERVICES/SOFTWARE -- 0.5%
     (16)    Ariba, Inc.*                                          (36)
      (6)    VeriSign, Inc.*                                       (52)
                                                             ---------
                                                                   (88)

             MACHINERY & Engineering Equipment -- 0.6%
      (1)    Caterpillar, Inc.                                     (33)
      (2)    Deere & Co.                                           (74)
                                                             ---------
                                                                  (107)

             MANUFACTURING -- 2.3%
      (1)    3M Co.                                               (114)
      (0)^^  Danaher Corp.                                          (6)
      (3)    Illinois Tool Works, Inc.                            (215)
      (0)^^  ITT Industries, Inc.                                  (13)
      (2)    Parker Hannifin Corp.                                 (87)
                                                             ---------
                                                                  (435)

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

  SHARES     ISSUER                                              VALUE
----------------------------------------------------------------------
     SHORT POSITIONS -- CONTINUED
----------------------------------------------------------------------
             METALS/MINING -- 2.0%
     (10)    Freeport-McMoRan Copper & Gold, Inc., Class B*  $    (118)
      (8)    Newmont Mining Corp.                                 (193)
      (9)    Placer Dome, Inc. (Canada)                            (77)
                                                             ---------
                                                                  (388)

             MULTI-MEDIA -- 2.1%
      (1)    Gannett Co., Inc.                                     (53)
      (1)    Knight-Ridder, Inc.                                   (90)
      (3)    New York Times Co., Class A                          (160)
      (6)    Walt Disney Co.                                      (109)
                                                             ---------
                                                                  (412)

             OFFICE/BUSINESS EQUIPMENT-- 0.2%
      (4)    Xerox Corp.*                                          (29)

             OIL & GAS -- 9.5%
      (2)    Amerada Hess Corp.                                   (118)
      (9)    Burlington Resources, Inc.                           (371)
     (10)    Marathon Oil Corp.                                   (217)
      (2)    Murphy Oil Corp.                                     (151)
      (1)    Nabors Industries LTD (Barbados)*                     (45)
      (1)    Noble Corp.*                                          (22)
      (4)    Occidental Petroleum Corp.                           (117)
      (4)    Patterson-UTI Energy, Inc.*                          (116)
      (3)    Royal Dutch Petroleum Co.,
             N.Y. Registered Shares (The Netherlands)             (150)
      (6)    Schlumberger LTD                                     (237)
      (4)    Smith International, Inc.*                           (113)
      (4)    Sunoco, Inc.                                         (111)
      (2)    Weatherford International LTD*                        (68)
                                                             ---------
                                                                (1,836)

             PAPER/FOREST PRODUCTS -- 1.3%
      (6)    International Paper Co.                              (224)
      (0)^^  Weyerhaeuser Co.                                      (18)
                                                             ---------
                                                                  (242)

             PHARMACEUTICALS -- 2.6%
      (2)    Allergan, Inc.                                       (109)
      (1)    Bristol-Myers Squibb Co.                              (20)
      (3)    Johnson & Johnson                                    (182)
      (3)    Merck & Co., Inc.                                    (184)
                                                             ---------
                                                                  (495)

             REAL ESTATE INVESTMENT TRUST -- 3.8%
      (1)    AMB Property Corp.                                    (40)
      (0)^^  Apartment Investment & Management Co., Class A        (11)
      (1)    AvalonBay Communities, Inc.                           (45)
      (1)    Boston Properties, Inc.                               (43)
      (2)    BRE Properties, Class A                               (52)
      (1)    Centerpoint Properties Corp.                          (38)
      (2)    Duke Realty Corp.                                     (46)
      (0)^^  Equity Residential                                     (4)
      (5)    Host Marriott Corp.*                                  (43)

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

  SHARES     ISSUER                                              VALUE
----------------------------------------------------------------------
     SHORT POSITIONS -- CONTINUED
----------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST -- CONTINUED
      (4)    New Plan Excel Realty Trust                     $     (78)
      (5)    Public Storage, Inc.                                 (150)
      (3)    Regency Centers Corp.                                (106)
      (1)    Simon Property Group, Inc.                            (51)
      (0)^^  Weingarten Realty Investors                           (19)
                                                             ---------
                                                                  (726)

             RESTAURANTS/FOOD SERVICES -- 0.3%
      (3)    McDonald's Corp.                                      (54)

             RETAILING -- 5.4%
      (5)    Albertson's, Inc.                                    (105)
      (2)    Best Buy Co., Inc.*                                   (35)
      (2)    BJ's Wholesale Club, Inc.*                            (42)
      (5)    Circuit City Stores, Inc. - Circuit City Group        (53)
      (4)    Costco Wholesale Corp.*                              (132)
      (2)    Kroger Co.*                                           (26)
      (4)    Nordstrom, Inc.                                       (82)
      (6)    RadioShack Corp.                                     (134)
      (2)    Safeway, Inc.*                                        (51)
      (3)    Tiffany & Co.                                         (71)
     (11)    Toys "R" Us, Inc.*                                   (113)
      (2)    Wal-Mart Stores, Inc.                                (123)
      (2)    Walgreen Co.                                          (67)
                                                             ---------
                                                                (1,034)

             SEMI-CONDUCTORS -- 1.7%
     (12)    Advanced Micro Devices, Inc.*                         (76)
      (5)    Applied Materials, Inc.*                              (71)
      (5)    Micron Technology, Inc.*                              (83)
      (1)    National Semiconductor Corp.*                          (7)
      (6)    Texas Instruments, Inc.                               (97)
                                                             ---------
                                                                  (334)

             SHIPPING/TRANSPORTATION -- 0.5%
      (2)    FedEx Corp.                                           (90)
      (0)^^  United Parcel Service, Inc., Class B                  (12)
                                                             ---------
                                                                  (102)

             TELECOMMUNICATIONS -- 1.7%
      (1)    Alltel Corp.                                          (30)
      (1)    BellSouth Corp.                                       (18)
     (14)    Nextel Communications, Inc., Class A*                (157)
      (5)    Nextel Partners, Inc., Class A                        (34)
      (0)^^  SBC Communications, Inc.                               (6)
     (11)    Tellabs, Inc.*                                        (84)
                                                             ---------
                                                                  (329)

             TELECOMMUNICATIONS EQUIPMENT -- 1.6%
      (8)    CIENA Corp.*                                          (30)
     (28)    JDS Uniphase Corp.*                                   (64)
     (77)    Lucent Technologies, Inc.*                            (95)
      (4)    QUALCOMM, Inc.*                                      (124)
                                                             ---------
                                                                  (313)

             UTILITIES -- 9.0%
      (8)    Cinergy Corp.                                        (252)

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

  SHARES     ISSUER                                              VALUE
----------------------------------------------------------------------
     SHORT POSITIONS -- CONTINUED
----------------------------------------------------------------------
             UTILITIES -- CONTINUED
     (13)    Duke Energy Corp.                               $    (262)
      (4)    Entergy Corp.                                        (194)
      (4)    FPL Group, Inc.                                      (230)
      (5)    KeySpan Corp.                                        (186)
      (3)    PPL Corp.                                            (121)
     (13)    TECO Energy, Inc.                                    (194)
      (3)    The Southern Co.                                     (104)
     (10)    TXU Corp.                                            (138)
      (2)    WPS Resources Corp.                                   (62)
                                                             ---------
                                                                (1,743)

             WHOLESALING -- 0.4%
      (1)    W.W. Grainger, Inc.                                   (68)
----------------------------------------------------------------------
             Total Short Positions -- 100.0%                 $ (19,266)
             (Proceeds $18,857)
----------------------------------------------------------------------

                       See notes to financial statements.

JPMORGAN FOCUS FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                              VALUE
----------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 94.2%
----------------------------------------------------------------------
             COMMON STOCKS -- 94.2%
             AEROSPACE -- 4.7%
        4    General Dynamics Corp.                          $     285
        4    Lockheed Martin Corp.                                 208
                                                             ---------
                                                                   493

             BANKING -- 6.5%
       19    Washington Mutual, Inc.                               672

             BIOTECHNOLOGY -- 2.8%
        6    Amgen, Inc.*                                          293

             COMPUTER NETWORKS --  2.7%
       14    Brocade Communications Systems, Inc.*                  95
       16    Cisco Systems, Inc.*                                  182
                                                             ---------
                                                                   277

             COMPUTER SOFTWARE -- 5.5%
       11    Microsoft Corp.*                                      567

             CONSUMER PRODUCTS -- 7.5%
        9    Procter & Gamble Co.                                  778

             DIVERSIFIED -- 5.8%
       24    General Electric Co.                                  601

             FINANCIAL SERVICES -- 12.0%
       15    Citigroup, Inc.                                       551
       10    Freddie Mac                                           585
       12    The Charles Schwab Corp.                              109
                                                             ---------
                                                                 1,245

             HEALTH CARE/HEALTH CARE SERVICES -- 0.7%
        3    Tenet Healthcare Corp.*                                73

             INSURANCE -- 3.9%
        7    Ambac Financial Group, Inc.                           408

             MACHINERY & ENGINEERING EQUIPMENT -- 2.9%
        8    Ingersoll-Rand Co., LTD, Class A (Bermuda)            304

             MULTI-MEDIA -- 4.9%
       12    Viacom, Inc., Class B*                                513

             OIL & GAS -- 9.2%
        3    Anadarko Petroleum Corp.                              111
        4    Devon Energy Corp.                                    212
       19    Exxon Mobil Corp.                                     633
                                                             ---------
                                                                   956

             PHARMACEUTICALS -- 7.6%
        3    Eli Lilly & Co.                                       167
       16    Pfizer, Inc.                                          508
        4    Wyeth                                                 117
                                                             ---------
                                                                   792

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

  SHARES     ISSUER                                              VALUE
----------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
----------------------------------------------------------------------
             RETAILING -- 7.9%
        6    Costco Wholesale Corp.*                         $     197
        8    Home Depot, Inc.                                      237
       17    Linens `N Things, Inc.*                               388
                                                             ---------
                                                                   822

             SEMI-CONDUCTORS -- 3.4%
       11    Altera Corp.*                                         130
        4    Applied Materials, Inc.*                               65
        6    Linear Technology Corp.                               155
                                                             ---------
                                                                   350

             UTILITIES -- 6.2%
        7    DTE Energy Co.                                        329
       52    Sierra Pacific Resources                              312
                                                             ---------
                                                                   641
----------------------------------------------------------------------
             Total Common Stocks                                 9,785
             (Cost $10,962)
----------------------------------------------------------------------
      SHORT-TERM INVESTMENT -- 5.8%
----------------------------------------------------------------------
             MONEY MARKET FUND -- 5.8%
      601    JPMorgan Prime Money Market Fund (a)                  601
             (Cost $601)
----------------------------------------------------------------------
             Total Investments -- 100.0%                     $  10,386
             (Cost $11,563)
----------------------------------------------------------------------

                       See notes to financial statements.

JPMORGAN GLOBAL 50 FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                              VALUE
----------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- 93.9%
----------------------------------------------------------------------
             COMMON STOCKS -- 93.9%
             AUSTRALIA -- 2.1%
       39    WMC LTD, ADR                                    $     646

             BERMUDA -- 2.3%
       41    Accenture LTD, Class A*                               694

             FINLAND -- 4.5%
       46    Nokia OYJ                                             778
       56    Stora Enso OYJ, R Shares                              585
                                                             ---------
                                                                 1,363

             FRANCE -- 6.2%
       13    BNP Paribas                                           530
        4    Total Fina Elf SA                                     591
       32    Vivendi Environnement                                 754
                                                             ---------
                                                                 1,875

             INDIA -- 5.1%
       73    Ranbaxy Laboratories LTD, GDR                         874
       60    Reliance Industries LTD, GDR,#                        666
                                                             ---------
                                                                 1,540

             ITALY -- 2.3%
      181    UniCredito Italiano SPA                               683

             JAPAN -- 8.6%
      109    Daiwa Securities Group, Inc.                          509
       30    Fast Retailing Co., LTD                               929
      158    Fujitsu LTD                                           512
       18    Honda Motor Co., LTD                                  634
                                                             ---------
                                                                 2,584

             SOUTH KOREA -- 6.0%
        2    Samsung Electronics Co., LTD                          626
       61    Shinhan Financial Group Co., LTD                      638
       27    SK Telecom Co., LTD, ADR                              538
                                                             ---------
                                                                 1,802

             SPAIN -- 4.6%
       72    Banco Bilbao Vizcaya Argentaria SA                    689
       59    Iberdrola SA                                          702
                                                             ---------
                                                                 1,391

             SWITZERLAND -- 2.2%
       14    UBS AG                                                664

             THE NETHERLANDS -- 6.3%
       44    Aegon NV                                              598
       16    Heineken NV                                           663
       99    Koninklijke KPN NV*                                   625
                                                             ---------
                                                                 1,886

             UNITED KINGDOM -- 19.2%
      294    British Airways PLC*                                  607
       79    British Sky Broadcasting PLC*                         746
      204    BT Group PLC                                          579
      193    Dixons Group PLC                                      576
       87    P & O Princess Cruises PLC                            636

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                              VALUE
----------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
----------------------------------------------------------------------
             UNITED KINGDOM -- CONTINUED
       79    Prudential PLC                                  $     564
       38    Reckitt Benckiser PLC                                 695
       76    Unilever PLC                                          750
      393    Vodafone Group PLC                                    632
                                                             ---------
                                                                 5,785

             UNITED STATES -- 24.5%
       10    Ambac Financial Group, Inc.                           646
       13    Amgen, Inc.*                                          610
        9    ChevronTexaco Corp.                                   616
       45    Cisco Systems, Inc.*                                  508
       18    Citigroup, Inc.                                       665
       13    Eli Lilly & Co.                                       738
       17    Exxon Mobil Corp.                                     572
       17    Home Depot, Inc.                                      479
       17    Pharmacia Corp.                                       744
       34    U.S. Bancorp                                          721
        9    United Technologies Corp.                             574
       14    Wyeth                                                 469
                                                             ---------
                                                                 7,342
----------------------------------------------------------------------
             Total Common Stocks                                28,255
             (Cost $30,738)
----------------------------------------------------------------------
      SHORT-TERM INVESTMENTS -- 6.1%
----------------------------------------------------------------------
PRINCIPAL
 AMOUNT
             U.S TREASURY SECURITY -- 1.1%
   $  324    U.S. Treasury Bill, 1.62%, 2/6/03 @                   323
             (Cost $323)

   SHARES
             MONEY MARKET FUND -- 5.0%
----------------------------------------------------------------------
    1,507    JPMorgan Prime Money Market Fund (a)                1,507
             (Cost $1,507)
----------------------------------------------------------------------
             Total Short-Term Investments                        1,830
             (Cost $1,830)
----------------------------------------------------------------------
             Total Investments -- 100.0%                     $  30,085
             (Cost $32,568)
----------------------------------------------------------------------

                       See notes to financial statements.

As of October 31, 2002

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2002

----------------------------------------------------------------------
INDUSTRY                                    % OF INVESTMENT SECURITIES
----------------------------------------------------------------------
Banking                                                10.9%
Telecommunications                                     10.5
Pharmaceuticals                                         9.4
Retailing                                               6.6
Financial Services                                      6.0
Insurance                                               6.0
Oil & Gas                                               5.9
Money Market Fund                                       5.0
Food/Beverage Products                                  4.7
Environmental Services                                  2.5
Broadcasting/Cable                                      2.5
Utilities                                               2.3
Business Services                                       2.3
Consumer Products                                       2.3
Chemicals                                               2.2
Metals/Mining                                           2.2
Automotive                                              2.1
Entertainment/Leisure                                   2.1
Semi-Conductors                                         2.1
Biotechnology                                           2.0
Airlines                                                2.0
Other (below 2%)                                        8.4
----------------------------------------------------------------------
Total                                                 100.0%
----------------------------------------------------------------------

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

FUTURES CONTRACTS
(AMOUNTS IN THOUSANDS, EXCEPT NUMBER OF CONTRACTS)

-----------------------------------------------------------------------------------
                                                           NOTIONAL    UNREALIZED
  NUMBER                                                   VALUE AT   APPRECIATION
    OF                                       EXPIRATION    10/31/02  (DEPRECIATION)
CONTRACTS    DESCRIPTION                        DATE         (USD)        (USD)
-----------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
     2       Topix Index                   December, 2002  $    140        $   1
     7       S&P 500 Index                 December, 2002     1,549           23
     2       FT-SE 100 Index               December, 2002       126            3
     6       DJ Euro STOXX 50 Index        December, 2002       150            7

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

----------------------------------------------------------------------------
                                                              NET UNREALIZED
                                   SETTLEMENT      VALUE      APPRECIATION
                      SETTLEMENT      VALUE     AT 10/31/02   (DEPRECIATION)
   CONTRACTS TO BUY      DATE         (USD)        (USD)          (USD)
----------------------------------------------------------------------------
        1,011  CAD     11/20/02     $    638     $     646        $    8
          310  CHF     11/20/02          208           210             2
        2,030  EUR     11/20/02        1,989         2,010            21
          300  GBP     11/20/02          466           469             3
        1,928  HKD     11/20/02          247           247            --^^
      447,677  JPY     11/20/02        3,599         3,654            55
        1,998  SEK     11/20/02          216           218             2
          237  SGD     11/20/02          131           134             3
                                    --------     ---------        ------
                                    $  7,494     $   7,588        $   94
                                    ========     =========        ======

                                                               NET UNREALIZED
                                    SETTLEMENT      VALUE      APPRECIATION
                       SETTLEMENT      VALUE     AT 10/31/02   (DEPRECIATION)
   CONTRACTS TO SELL      DATE         (USD)        (USD)          (USD)
-----------------------------------------------------------------------------
           212  AUD     11/20/02     $    116     $     118        $   (2)
         4,414  EUR     11/20/02        4,328         4,371           (43)
         1,792  GBP     11/20/02        2,781         2,803           (22)
       299,423  JPY     11/20/02        2,414         2,444           (30)
                                     --------     ---------        ------
                                     $  9,639     $   9,736        $  (97)
                                     ========     =========        ======

                       See notes to financial statements.

JPMORGAN GLOBAL HEALTHCARE FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                              VALUE
----------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- 99.9%
----------------------------------------------------------------------
             COMMON STOCKS -- 99.7%
             BELGIUM -- 0.6%
        2    Omega Pharma SA                                 $      93

             FRANCE -- 2.1%
        5    NicOx SA*                                              71
        4    Sanofi-Synthelabo SA                                  270
                                                             ---------
                                                                   341

             INDIA -- 0.4%
        5    Ranbaxy Laboratories LTD, GDR                          59

             ISRAEL -- 0.6%
        1    Teva Pharmaceutical Industries LTD, ADR                93

             JAPAN -- 4.0%
       31    Chugai Pharmaceutical Co., LTD                        253
       20    Mitsubishi Pharma Corp.                               129
        7    Takeda Chemical Industries LTD                        283
                                                             ---------
                                                                   665

             SWITZERLAND -- 11.8%
        2    Alcon, Inc.*                                           88
       26    Novartis AG                                           996
        9    Roche Holding AG                                      659
        0^^  Serono SA                                              84
        0^^  Synthes-Stratec, Inc.                                 115
                                                             ---------
                                                                 1,942

             UNITED KINGDOM -- 12.0%
       11    Amersham PLC                                          101
       20    AstraZeneca PLC                                       731
       60    GlaxoSmithKline PLC                                 1,145
                                                             ---------
                                                                 1,977

             UNITED STATES -- 68.2%
       19    Abbott Laboratories                                   779
       11    Abgenix, Inc.*                                         75
       16    Amgen, Inc.*                                          763
       10    Baxter International, Inc.                            240
        5    Becton, Dickinson & Co.                               139
        5    Boston Scientific Corp.*                              173
       11    Bristol-Myers Squibb Co.                              268
        4    Cardinal Health, Inc.                                 310
        4    Conceptus, Inc.*                                       56
        2    CTI Molecular Imaging, Inc.*                           54
       13    Eli Lilly & Co.                                       723
        2    Forest Laboratories, Inc.*                            216
        3    Gilead Sciences, Inc.*                                105
        7    HCA, Inc.                                             296
        8    Human Genome Sciences, Inc.*                           78
        3    IDEC Pharmaceuticals Corp.*                           138
       21    Johnson & Johnson                                   1,250
       16    La Jolla Pharmaceutical Co.*                           90
       10    Medimmune, Inc.*                                      256
       10    Medtronic, Inc.                                       458

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                              VALUE
----------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
----------------------------------------------------------------------
             UNITED STATES -- CONTINUED
        8    Merck & Co., Inc.                               $     450
        5    Millennium Pharmaceuticals, Inc.*                      34
        4    Neurocrine Biosciences, Inc.*                         178
        2    NPS Pharmaceuticals, Inc.*                             52
       30    Pfizer, Inc.                                          944
       39    Pharmacia Corp.                                     1,661
        7    Schering-Plough Corp.                                 147
        3    Scios, Inc.*                                           92
        3    Tenet Healthcare Corp.*                                86
        1    Trimeris, Inc.*                                        74
        2    United Surgical Partners International, Inc.*          41
        3    UnitedHealth Group, Inc.                              227
        4    Vertex Pharmaceuticals, Inc.*                          82
        1    WellPoint Health Networks, Inc.*                       98
       19    Wyeth                                                 634
                                                             ---------
                                                                11,267
             ---------------------------------------------------------
             Total Common Stocks                                16,437
             (Cost $18,468)
             ---------------------------------------------------------
             PREFERRED STOCK -- 0.2%

             GERMANY -- 0.2%
        1    Fresenius AG                                           39
             (Cost $33)
----------------------------------------------------------------------
             Total Long-Term Investments                        16,476
             (Cost $18,501)
----------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 0.1%
----------------------------------------------------------------------
PRINCIPAL
 AMOUNT
             U.S TREASURY SECURITY -- 0.1%
    $  20    U.S. Treasury Bill, 1.52%, 2/6/03 @                    20
             (Cost $20)
----------------------------------------------------------------------
             Total Investments -- 100.0%                     $  16,496
             (Cost $18,521)
----------------------------------------------------------------------

                       See notes to financial statements.

As of October 31, 2002

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2002

----------------------------------------------------------------------
INDUSTRY                                    % OF INVESTMENT SECURITIES
----------------------------------------------------------------------
Pharmaceuticals                                        75.8%
Health Care/Health Care Services                       15.1
Biotechnology                                           9.0
Other (below 2%)                                        0.1
----------------------------------------------------------------------
Total                                                 100.0%
----------------------------------------------------------------------

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                              NET UNREALIZED
                                   SETTLEMENT      VALUE       APPRECIATION
                      SETTLEMENT      VALUE     AT 10/31/02   (DEPRECIATION)
   CONTRACTS TO BUY      DATE         (USD)        (USD)          (USD)
----------------------------------------------------------------------------
          126  CAD     11/26/02     $     80     $      80        $   --^^
        2,510  DKK     11/26/02          329           335             6
          441  EUR     11/26/02          429           437             8
          181  GBP     11/26/02          280           283             3
      121,878  JPY     11/26/02          980           995            15
                                    --------     ---------        ------
                                    $  2,098     $   2,130        $   32
                                    ========     =========        ======

                                                               NET UNREALIZED
                                    SETTLEMENT      VALUE      APPRECIATION
                       SETTLEMENT      VALUE     AT 10/31/02   (DEPRECIATION)
   CONTRACTS TO SELL      DATE         (USD)        (USD)          (USD)
-----------------------------------------------------------------------------
          402  CHF      11/26/02     $    268     $     272        $   (4)
           70  EUR      11/26/02           69            70            (1)
          197  GBP      11/26/02          306           309            (3)
       72,183  JPY      11/26/02          580           589            (9)
                                     --------     ---------        ------
                                     $  1,223     $   1,240        $  (17)
                                     ========     =========        ======

                       See notes to financial statements.

JPMORGAN H&Q TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                              VALUE
----------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- 100.0%
----------------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BUSINESS SERVICES -- 4.3%
        2    Automatic Data Processing, Inc.                 $      64
        2    First Data Corp.                                       52
                                                             ---------
                                                                   116

             COMPUTER NETWORKS -- 7.4%
        4    Brocade Communications Systems, Inc.*                  27
        9    Cisco Systems, Inc.*                                  101
        8    Network Appliance, Inc.*                               72
                                                             ---------
                                                                   200

             COMPUTER SOFTWARE -- 24.8%
        2    Adobe Systems, Inc.                                    45
        2    Advent Software, Inc.*                                 28
        8    BEA Systems, Inc.*                                     65
        7    E.piphany, Inc.*                                       28
        1    Electronic Arts, Inc.*                                 91
        4    Intergraph Corp.*                                      64
        2    Intuit, Inc.*                                         103
        3    Microsoft Corp.*                                      133
        6    Oracle Corp.*                                          62
        3    VERITAS Software Corp.*                                46
                                                             ---------
                                                                   665

             COMPUTERS/COMPUTER HARDWARE -- 12.0%
        3    Apple Computer, Inc.*                                  43
        6    Dell Computer Corp.*                                  158
        4    Electronics for Imaging, Inc.*                         64
       20    Sun Microsystems, Inc.*                                59
                                                             ---------
                                                                   324

             INTERNET SERVICES/SOFTWARE -- 9.6%
        2    eBay, Inc.*                                           146
        2    Symantec Corp.*                                        76
        3    Yahoo!, Inc.*                                          37
                                                             ---------
                                                                   259

             MULTI-MEDIA -- 1.4%
        3    AOL Time Warner, Inc.*                                 37

             RETAILING -- 8.6%
        7    Amazon.com, Inc.*                                     131
        2    CDW Computer Centers, Inc.*                           101
                                                             ---------
                                                                   232

             SEMI-CONDUCTORS -- 24.0%
        3    Altera Corp.*                                          35
        2    Analog Devices, Inc.*                                  54
        4    Applied Materials, Inc.*                               53
        3    Broadcom Corp., Class A*                               36
        2    Intel Corp.                                            31
        3    Intersil Corp., Class A*                               42
        2    KLA-Tencor Corp.*                                      53
        2    Linear Technology Corp.                                41
        3    Maxim Integrated Products, Inc.*                       81
        2    Micron Technology, Inc.*                               32
        2    Novellus Systems, Inc.*                                51

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                              VALUE
----------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
----------------------------------------------------------------------
             SEMI-CONDUCTORS -- CONTINUED
        2    QLogic Corp.*                                   $      52
        3    Texas Instruments, Inc.                                44
        2    Xilinx, Inc.*                                          38
                                                             ---------
                                                                   643

             TELECOMMUNICATIONS EQUIPMENT -- 7.9%
       10    JDS Uniphase Corp.*                                    22
       20    Nortel Networks Corp. (Canada)*                        25
        5    QUALCOMM, Inc.*                                       166
                                                             ---------
                                                                   213
----------------------------------------------------------------------
             Total Investments -- 100.0%                     $   2,689
             (Cost $3,888)
----------------------------------------------------------------------

                       See notes to financial statements.

JPMORGAN FUNDS

Abbreviations:
^     -- Amount rounds to less than 0.1%.
^^    -- Amount rounds to less than one thousand.
*     -- Non-income producing security.
**    -- Securities are pledged with a broker as collateral for short sales.
#     -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@     -- Security is fully or partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts.
(a)   -- Affiliated. Money market fund registered under the Investment
         Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
ADR   -- American Depositary Receipt.
AUD   -- Australian Dollar.
CAD   -- Canadian Dollar.
CHF   -- Swiss Franc.
DKK   -- Danish Krone.
EUR   -- Euro.
GBP   -- Great Britain Pound.
GDR   -- Global Depositary Receipt.
HKD   -- Hong Kong Dollar.
JPY   -- Japanese Yen.
SEK   -- Swedish Krona.
SGD   -- Singapore Dollar.
USD   -- United States Dollar.

                       See notes to financial statements.

JPMORGAN FUNDS
STATEMENT OF ASSETS & LIABILITIES

As of October 31, 2002
(Amounts in thousands, except per share amounts)

                                                          MARKET
                                                          NEUTRAL        FOCUS
                                                           FUND          FUND
--------------------------------------------------------------------------------
   ASSETS:
     Investment securities, at value                     $  20,230    $   10,386
     Deposits with broker for securities sold short         19,860            --
     Receivables:
       Investment securities sold                              271           361
       Fund shares sold                                          3             1
       Interest and dividends                                   29            13
       Expense reimbursements                                   25            72
--------------------------------------------------------------------------------
   Total Assets                                             40,418        10,833
--------------------------------------------------------------------------------
   LIABILITIES:
     Payables:
       Due to custodian                                         27            --
       Securities sold short                                19,266            --
       Investment securities purchased                         273            --
       Fund shares redeemed                                      3            25
     Accrued liabilities:
       Shareholder servicing fees                               --             1
       Distribution fees                                        --^            5
       Custodian fees                                           23            22
       Trustees' fees -- deferred compensation plan             --^            6
       Other                                                    43            52
--------------------------------------------------------------------------------
   Total Liabilities                                        19,635           111
--------------------------------------------------------------------------------
   NET ASSETS:
     Paid in capital                                        21,664        33,217
     Accumulated undistributed (overdistributed)
       net investment income                                    51            (7)
     Accumulated net realized gain (loss) on
       investments, securities sold short
       and futures                                            (465)      (21,311)
     Net unrealized appreciation (depreciation) of
       investments and securities sold short                  (467)       (1,177)
--------------------------------------------------------------------------------
   Total Net Assets                                      $  20,783    $   10,722
--------------------------------------------------------------------------------
   Shares of beneficial interest outstanding
   ($0.001 par value; unlimited number of
   shares authorized):
     Class A                                                     4           842
     Class B                                                     6         1,188
     Class C                                                    --           281
     Institutional                                           1,473            --
     Select                                                     --             6
   Net Asset Value:
     Class A (and redemption price)                      $   13.99    $     4.71
     Class B*                                            $   13.95    $     4.59
     Class C*                                            $      --    $     4.59
     Institutional (and redemption price)                $   14.00    $       --
     Select (and redemption price)                       $      --    $     4.75
   Class A Maximum Public Offering Price Per Share
     (net asset value per share/94.25%)                  $   14.84    $     5.00
--------------------------------------------------------------------------------
   Cost of investments                                   $  20,288    $   11,563
--------------------------------------------------------------------------------
   Proceeds from securities sold short                   $  18,857    $       --
--------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge. ^ Amount rounds to less than one thousand.

                       See notes to financial statements.

As of October 31, 2002
(Amounts in thousands, except per share amounts)

                                                                        GLOBAL        H&Q
                                                         GLOBAL 50    HEALTHCARE   TECHNOLOGY
                                                            FUND         FUND         FUND
---------------------------------------------------------------------------------------------
   ASSETS:
     Investment securities, at value                     $  30,085    $   16,496   $    2,689
     Cash                                                      411            --           36
     Foreign currency, at value                                140             7           --
     Receivables:
       Investment securities sold                              204           120           --
       Fund shares sold                                      1,685             6           --^
       Interest and dividends                                   35            24           --^
       Foreign tax reclaim                                     110            23           --
       Variation margin                                          7            --           --
       Unrealized appreciation on forward
       foreign currency exchange contracts                      94            32           --
       Deferred organization expense                             2            --           --
       Expense reimbursements                                   72            56           65
---------------------------------------------------------------------------------------------
   Total Assets                                             32,845        16,764        2,790
---------------------------------------------------------------------------------------------
   LIABILITIES:
     Payables:
       Due to custodian                                         --           105           --
       Investment securities purchased                         358            --           --
       Fund shares redeemed                                  2,370            57            8
       Unrealized depreciation on forward
       foreign currency exchange contracts                      97            17           --
     Accrued liabilities:
       Shareholder servicing fees                                2             1           --
       Distribution fees                                        --^           --^           1
       Custodian fees                                           51            40           12
       Trustees' fees -- deferred compensation plan             --^           --^          --^
       Other                                                    62            50           36
---------------------------------------------------------------------------------------------
   Total Liabilities                                         2,940           270           57
---------------------------------------------------------------------------------------------
   NET ASSETS:
     Paid in capital                                        72,174        24,565       23,988
     Accumulated undistributed (overdistributed)
       net investment income                                   239           324           --
     Accumulated net realized gain (loss) on
       investments, futures and foreign exchange
       transactions                                        (40,068)       (6,388)     (20,056)
     Net unrealized appreciation (depreciation)
       of investments, futures and foreign
       exchange translations                                (2,440)       (2,007)      (1,199)
---------------------------------------------------------------------------------------------
   Total Net Assets                                      $  29,905    $   16,494   $    2,733
---------------------------------------------------------------------------------------------
   Shares of beneficial interest outstanding
   ($0.001 par value; unlimited number
   of shares authorized):
     Class A                                                     3             9        1,443
     Class B                                                     4             6          885
     Class C                                                    23             2          255
     Select                                                  3,154         1,440           --
   Net Asset Value:
     Class A (and redemption price)                      $    9.37    $    12.27   $     1.06
     Class B*                                            $    9.30    $    11.21   $     1.05
     Class C*                                            $    9.32    $    11.24   $     1.05
     Select (and redemption price)                       $    9.39    $    11.31           --
   Class A Maximum Public Offering Price Per Share
     (net asset value per share/94.25%)                  $    9.94    $    13.02   $     1.12
---------------------------------------------------------------------------------------------
   Cost of investments                                   $  32,568    $   18,521   $    3,888
---------------------------------------------------------------------------------------------
   Cost of foreign currency                              $     140    $        7   $       --
---------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge. ^ Amount rounds to less than one thousand.

                       See notes to financial statements.

JPMORGAN FUNDS
STATEMENT OF OPERATIONS

For the year ended October 31, 2002
(Amounts in thousands)

                                                          MARKET
                                                          NEUTRAL        FOCUS
                                                            FUND         FUND
--------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                            $     331    $       --
     Dividend                                                  342           159
     Dividend income from affiliated investments*               35             7
     Foreign taxes withheld                                     --^           --
--------------------------------------------------------------------------------
   Total investment income                                     708           166
--------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                  322            70
     Administration fees                                        32            26
     Shareholder servicing fees                                 22            44
     Distribution fees                                          --^          101
     Custodian fees                                             80            81
     Registration fees                                          24            43
     Printing and postage                                       24            24
     Professional fees                                          64            35
     Transfer agent fees                                        33           186
     Trustees' fees                                             --^           --^
     Dividend expense on securities sold short                 379            --
     Other                                                       8            12
--------------------------------------------------------------------------------
   Total expenses                                              988           622
--------------------------------------------------------------------------------
     Less amounts waived                                       322           148
     Less earnings credits                                      --^           --^
     Less expense reimbursements                                18           187
--------------------------------------------------------------------------------
       Net expenses                                            648           287
--------------------------------------------------------------------------------
   Net investment income (loss)                                 60          (121)
--------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                          (2,943)       (3,044)
       Securities sold short                                 2,737            --
       Futures                                                  11            --
     Change in net unrealized
       appreciation/depreciation of:
       Investments                                             376          (139)
       Securities sold short                                (1,140)           --
--------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on
       investments, securities sold short and futures         (959)       (3,183)
--------------------------------------------------------------------------------
     Net increase (decrease) in net assets from
       operations                                        $    (899)   $   (3,304)
--------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory,
     administration and shareholder servicing fees :     $       3    $        1
--------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                       See notes to financial statements.

For the year ended October 31, 2002
(Amounts in thousands)

                                                                        GLOBAL        H&Q
                                                         GLOBAL 50    HEALTHCARE   TECHNOLOGY
                                                            FUND         FUND         FUND
---------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                            $      74    $        3   $       --^
     Dividend                                                  754           313            1
     Dividend income from affiliated investments*               15            --           --
     Foreign taxes withheld                                    (57)           (7)          --
---------------------------------------------------------------------------------------------
   Total investment income                                     786           309            1
---------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                  629           302           37
     Administration fees                                        75            36            8
     Shareholder servicing fees                                126            60           13
     Distribution fees                                           1             1           22
     Custodian fees                                            156           127           67
     Organization expenses                                       3            --           --
     Registration fees                                          29            19           37
     Printing and postage                                       36            19            8
     Professional fees                                          50            27           34
     Transfer agent fees                                       126            83          124
     Trustees' fees                                              1           --^           --^
     Other                                                       7             8            7
---------------------------------------------------------------------------------------------
   Total expenses                                            1,239           682          357
---------------------------------------------------------------------------------------------
     Less amounts waived                                       385           238           65
     Less expense reimbursements                                99            81          190
---------------------------------------------------------------------------------------------
       Net expenses                                            755           363          102
---------------------------------------------------------------------------------------------
   Net investment income (loss)                                 31           (54)        (101)
---------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                         (14,158)       (3,662)      (8,773)
       Futures                                                (333)          (12)          --
       Foreign exchange contracts                               90           318           --
     Change in net unrealized appreciation/depreciation
       of:
       Investments                                           7,417        (1,212)       6,448
       Futures                                                  39            --           --
       Foreign currency translations                           (27)           79           --
---------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on
       investments, futures and foreign exchange
       transactions                                         (6,972)       (4,489)      (2,325)
---------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from
       operations                                        $  (6,941)   $   (4,543)  $   (2,426)
---------------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory,
     administration and shareholder servicing fees :     $       1    $       --   $       --
---------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                       See notes to financial statements.

JPMORGAN FUNDS
STATEMENT OF CHANGES IN NET ASSETS For the periods indicated

(Amounts in thousands)

                                                                              MARKET NEUTRAL FUND                FOCUS FUND
                                                                       ---------------------------------    --------------------
                                                                         YEAR       6/1/01        YEAR        YEAR        YEAR
                                                                         ENDED      THROUGH       ENDED       ENDED       ENDED
                                                                       10/31/02    10/31/01*     5/31/01    10/31/02    10/31/01
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                                          $     60    $     182    $    890    $   (121)   $    (371)
 Net realized gain (loss) on investments, securities sold short
   and futures                                                             (195)         409         596      (3,044)     (13,039)
 Change in net unrealized appreciation/depreciation of investments
   and securities sold short                                               (764)        (244)        889        (139)      (5,744)
---------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                       (899)         347       2,375      (3,304)     (19,154)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                                     (243)        (264)       (867)         --           --
 Net realized gain on investment transactions                              (376)        (281)         --          --           --
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                     (619)        (545)       (867)         --           --
---------------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS                      2,436          349       5,677      (7,263)     (15,358)
---------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                  918          151       7,185     (10,567)     (34,512)

NET ASSETS:

 Beginning of period                                                     19,865       19,714      12,529      21,289       55,801
---------------------------------------------------------------------------------------------------------------------------------
 End of period                                                         $ 20,783    $  19,865    $ 19,714    $ 10,722    $  21,289
---------------------------------------------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME     $     51    $     199    $    264    $     (7)   $      (8)
---------------------------------------------------------------------------------------------------------------------------------

*  Market Neutral Fund changed its fiscal year end from May 31 to October 31.

                       See notes to financial statements.

(Amounts in thousands)

                                                                             GLOBAL 50             GLOBAL HEALTHCARE
                                                                                FUND                      FUND
                                                                       ----------------------    ----------------------
                                                                          YEAR         YEAR         YEAR         YEAR
                                                                         ENDED        ENDED        ENDED        ENDED
                                                                        10/31/02     10/31/01     10/31/02     10/31/01
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                                          $      31    $     273    $     (54)   $     (74)
 Net realized gain (loss) on investments, futures and foreign
   exchange transactions                                                 (14,401)     (23,616)      (3,356)      (2,291)
 Change in net unrealized appreciation/depreciation of investments,
   futures and foreign currency translations                               7,429      (12,464)      (1,133)      (1,274)
-----------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                      (6,941)     (35,807)      (4,543)      (3,639)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                                      (360)      (2,329)        (207)         (24)
 Net realized gain on investment transactions                                 --       (8,446)          --           --
-----------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                      (360)     (10,775)        (207)         (24)
-----------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS                     (29,823)     (44,125)      (9,619)      (1,283)
-----------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                               (37,124)     (90,707)     (14,369)      (4,946)

NET ASSETS:

 Beginning of period                                                      67,029      157,736       30,863       35,809
-----------------------------------------------------------------------------------------------------------------------
 End of period                                                         $  29,905    $  67,029    $  16,494    $  30,863
-----------------------------------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME     $     239    $     475    $     324    $     267
-----------------------------------------------------------------------------------------------------------------------

                                                                           H&Q TECHNOLOGY
                                                                                FUND
                                                                       ----------------------
                                                                          YEAR         YEAR
                                                                         ENDED        ENDED
                                                                        10/31/02     10/31/01
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                                          $    (101)   $    (194)
 Net realized gain (loss) on investments, futures and foreign
   exchange transactions                                                  (8,773)     (11,266)
 Change in net unrealized appreciation/depreciation of investments,
   futures and foreign currency translations                               6,448       (5,999)
---------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                      (2,426)     (17,459)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                                        --           --
 Net realized gain on investment transactions                                 --           --
---------------------------------------------------------------------------------------------
   Total distributions to shareholders                                        --           --
---------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS                        (886)      11,599
---------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                (3,312)      (5,860)

NET ASSETS:

 Beginning of period                                                       6,045       11,905
---------------------------------------------------------------------------------------------
 End of period                                                         $   2,733    $   6,045
---------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME     $      --    $      --
---------------------------------------------------------------------------------------------

                       See notes to financial statements.

JPMORGAN FUNDS
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

J.P. Morgan Series Trust ("JPMST") and Mutual Fund Group ("MFG") (the "Trusts") were organized on August 15, 1996 and May 11, 1987, respectively, as Massachusetts business trusts, and are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies.

The following are five separate portfolios of the Trusts (collectively, the "Funds"):

FUND                                      CLASSES OFFERED
---------------------------------------------------------------------------
JPMorgan Market Neutral Fund ("MNF")      Class A, Class B, Institutional
JPMorgan Focus Fund ("FF")                Class A, Class B, Class C, Select
JPMorgan Global 50 Fund ("GFF")           Class A, Class B, Class C, Select
JPMorgan Global Healthcare Fund ("GHF")   Class A, Class B, Class C, Select
JPMorgan H&Q Technology Fund ("HQTF")     Class A, Class B, Class C

MNF, GFF and GHF are separate series of JPMST and FF and HQTF are separate series of MFG.

Class A shares generally provide for a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class and the Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. REPURCHASE AGREEMENTS -- It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

C. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures contracts subject the Fund to unlimited risk.

The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Funds' credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2002, GFF had outstanding futures contracts as listed on its Portfolio of Investments.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Funds' exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of October 31, 2002, GFF and GHF had outstanding forward foreign currency exchange contracts as listed on its Portfolio of Investments.

F. SHORT SALES -- MNF may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker.

G. SECURITIES ON LOAN -- MNF and FF may each lend up to 33 1/3% of their total assets pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities or any combination of cash or such securities as collateral equal at all times to at least 102% of the market value plus accrued interest on the securities lent. MNF and FF receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent, less payment of rebates to borrowers, while simultaneously seeking to earn interest, less fees paid to JPMorgan Chase Bank ("JPMCB"), on the investment of cash collateral.

Collateral is marked to market daily to ensure a level of collateral at least equal to 102% of the market value plus accrued interest of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by MNF, FF or the borrower at any time, and are, therefore, not considered to be illiquid investments. JPMCB, an affiliate of the Advisor, serves as custodian for the securities lending program for which they receive a fee. JPMCB receives a custody fee based on the value of collateral received from borrowers. MNF and FF had no securities on loan as of October 31, 2002, and did not earn any income from securities lending during the year ended October 31, 2002.

H. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued, using the interest method, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

I. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

J. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

K. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition--"temporary differences") such amounts are reclassified within the capital accounts based on their Federal income tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

                                      ACCUMULATED         ACCUMULATED
                                     UNDISTRIBUTED/       NET REALIZED
                                   (OVERDISTRIBUTED)       GAIN (LOSS)
FUND           PAID-IN-CAPITAL   NET INVESTMENT INCOME   ON INVESTMENTS
-----------------------------------------------------------------------
MNF               $   --               $   35               $  (35)
FF                  (122)                 122                   --
GFF                   (3)                  93                  (90)
GHF                   --                  318                 (318)
HQTF                (101)                 101                   --

The reclassifications for MNF primarily relate to the character for tax purposes of current year dividend expense. The reclassifications for FF and HQTF primarily relate to the character for tax purposes of current year net operating losses. The reclassifications for GFF primarily relate to the character for tax purposes of non-deductible organization costs and current year foreign currency gains and losses. The reclassifications for GHF primarily relate to the character for tax purposes of current year foreign currency gains and losses.

The tax character of distributions paid during the year ended October 31, 2002 is as follows (amounts in thousands):

                        ORDINARY    LONG-TERM         TOTAL
FUND                     INCOME    CAPITAL GAIN   DISTRIBUTIONS
---------------------------------------------------------------
MNF                       $ 459      $  160         $  619
GFF                         360          --            360
GHF                         207          --            207

At October 31, 2002, the components of net assets (excluding paid in capital) on a tax basis are as follows (amounts in thousands):

                                                 MNF           FF          GFF
---------------------------------------------------------------------------------
Current distributable ordinary income         $     169    $      --    $     234
 Plus/Less: cumulative timing differences           (--)^         (7)         (--)^
                                              ---------    ---------    ---------
Undistributed ordinary income or over-
 distribution of ordinary income                    169           (7)         234
                                              =========    =========    =========
Current distributable long-term capital
 gain or tax basis capital loss carryover            --      (21,232)     (39,937)
Plus/Less: cumulative timing differences             --           --           --
                                              ---------    ---------    ---------
Undistributed long-term gains/
 accumulated capital loss                            --      (21,232)     (39,937)
                                              =========    =========    =========
Unrealized appreciation/(depreciation)        $  (1,050)   $  (1,256)   $  (2,566)
                                              =========    =========    =========

                                                              GHF         HQTF
---------------------------------------------------------------------------------
Current distributable ordinary income                      $     339    $      --
 Plus/Less: cumulative timing differences                        (--)^        (--)^
                                                           ---------    ---------
Undistributed ordinary income or over-
 distribution of ordinary income                                 339          (--)^
                                                           =========    =========
Current distributable long-term capital
 gain or tax basis capital loss carryover                     (5,893)     (19,720)
Plus/Less: cumulative timing differences                          --           --
                                                           ---------    ---------
Undistributed long-term gains/
 accumulated capital loss                                     (5,893)     (19,720)
                                                           =========    =========
Unrealized appreciation/(depreciation)                     $  (2,517)   $  (1,535)
                                                           =========    =========

^  Amount rounds to less than one thousand.

For MNF, FF and HQTF, the difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales. The cumulative timing difference account primarily consists of deferred compensation. For GFF, the difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales, the mark to market of forward exchange contracts, and futures. The cumulative timing difference account primarily consists of deferred compensation. For GHF, the difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales and the mark to market of forward exchange contracts. The cumulative timing difference account primarily consists of deferred compensation.

At October 31, 2002, the following Funds have capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders (amounts in thousands):

                                        EXPIRATION
FUND                     AMOUNT            DATE
-----------------------------------------------------
FF                     $     787     October 31, 2006
                           2,742     October 31, 2007
                           1,699     October 31, 2008
                          13,039     October 31, 2009
                           2,966     October 31, 2010
                       ---------
                          21,233

GFF                    $  25,451     October 31, 2009
                          14,486     October 31, 2010
                       ---------
                          39,937

GHF                    $      71     October 31, 2008
                           2,370     October 31, 2009
                           3,452     October 31, 2010
                       ---------
                           5,893

HQTF                   $      17     October 31, 2008
                           9,274     October 31, 2009
                          10,429     October 31, 2010
                       ---------
                          19,720

L. ORGANIZATION COSTS -- Organization and initial registration costs incurred (prior to June 30, 1998) in connection with establishing GFF have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of the Fund.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, J.P. Morgan Fleming Asset Management (USA), Inc. ("JPMFAM") and J.P. Morgan Investment Management, Inc. ("JPMIM" and, together with JPMFAM, the "Advisers") act as the investment advisers to the Funds. JPMFAM, a direct wholly owned subsidiary of JPMCB and an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan"), is the Adviser for FF and

HQTF. JPMIM, a wholly owned subsidiary of JPMorgan, is the adviser for MNF, GFF and GHF. The Advisers supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                                    INVESTMENT
                       FUND        ADVISORY FEE (%)
                       ----------------------------
                       MNF              1.50
                       FF               0.40
                       GFF              1.25
                       GHF              1.25
                       HQTF             0.75

The Advisers waived fees as outlined in Note 3.F. below.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to reimburse its advisory fee from the Funds in an amount sufficient to offset any duplicate investment advisory, administrative fee and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

BISYS Funds Services, L.P. ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, dividend expenses relating to short sales, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                    INSTITUTIONAL     SELECT
FUND               CLASS A    CLASS B    CLASS C        CLASS          CLASS
----------------------------------------------------------------------------
MNF                 1.50       2.00        n/a         1.25^            n/a
FF                  1.25       1.85       1.85          n/a            1.00^^
GFF                 1.75^      2.25^      2.25^         n/a            1.50
GHF                 1.75^      2.25^      2.25^         n/a            1.50
HQTF                1.85^^     2.35^^     2.35^^        n/a             n/a

The contractual expense limitation agreements were in effect for the entire fiscal year for the Funds. The expense limitation percentages in the table above are due to expire as follows:

                                                    INSTITUTIONAL     SELECT
FUND               CLASS A    CLASS B    CLASS C        CLASS          CLASS
----------------------------------------------------------------------------
MNF                2/28/03    2/28/03        n/a       2/28/05^          n/a
FF                 2/28/03    2/28/03    2/28/03           n/a       2/28/03^^
GFF                2/28/05^   2/28/05^   2/28/05^          n/a       2/28/05
GHF                2/28/05^   2/28/05^   2/28/05^          n/a       2/28/05
HQTF               2/28/03^^  2/28/03^^  2/28/03^^         n/a           n/a

^ The expense limitations of these classes have been increased by one percent for the period March 1, 2005 through February 28, 2012.

^^ The expense limitations of these classes have been increased by one percent for the period March 1, 2003 through February 28, 2012.

The Administrator waived fees and reimbursed expenses as outlined in Note 3.F. below.

C. DISTRIBUTION FEES -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                  FUND        CLASS A    CLASS B     CLASS C
                  ------------------------------------------
                  MNF           0.25       0.75        n/a
                  FF            0.25       0.75       0.75
                  GFF           0.25       0.75       0.75
                  GHF           0.25       0.75       0.75
                  HQTF          0.25       0.75       0.75

In addition, JPMFD receives any contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares.

The Distributor waived fees as outlined in Note 3.F. below.

D. SHAREHOLDER SERVICING FEES -- The Trusts have entered into Shareholder Servicing Agreements with JPMCB under which JPMCB provides account administration and personal account maintenance service to the Funds' shareholders. JPMCB may obtain the services of one or more Shareholder Servicing Agents. For these services JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                              INSTITUTIONAL   SELECT
FUND         CLASS A    CLASS B    CLASS C        CLASS       CLASS
--------------------------------------------------------------------
MNF             0.25       0.25        n/a          0.10         n/a
FF              0.25       0.25       0.25           n/a        0.25
GFF             0.25       0.25       0.25           n/a        0.25
GHF             0.25       0.25       0.25           n/a        0.25
HQTF            0.25       0.25       0.25           n/a         n/a

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and JPMST are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of MNF, GFF and GHF available to customers of investment advisers and other financial intermediaries who are Schwab's clients. MNF, GFF and GHF are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPMST and JPMCB is terminated, MNF, GFF and GHF would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

The Shareholder Servicing Agents waived fees as outlined in Note 3.F. below.

E. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Funds, except HQTF. Compensation for such services is presented in the Statement of Operations as Custodian fees. On November 19, 2001, JPMCB began providing portfolio accounting and custody services for MNF, GFF and GHF. The amounts paid (in thousands) to JPMCB by MNF, GFF and GHF for custody and accounting fees were $76, $152 and $124, respectively, and are included in custodian fees as presented on the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

F. WAIVERS AND REIMBURSEMENTS -- For the year ended October 31, 2002, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands):

                                    CONTRACTUAL WAIVERS
             -----------------------------------------------------------------
             INVESTMENT                    SHAREHOLDER                           CONTRACTUAL
FUND         ADVISORY     ADMINISTRATION   SERVICING      DISTRIBUTION   TOTAL   REIMBURSEMENTS
-----------------------------------------------------------------------------------------------
MNF              $  274           $   26         $  22          $   --^  $ 322       $    18
FF                   70               26            30              22     148           187
GFF                 290               69            26              --     385            99
GHF                 191               23            24              --     238            81
HQTF                 37                8            13               7      65           190

^  Amount rounds to less than one thousand.

G. OTHER -- Certain officers of the Trust(s) are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

For the year ended October 31, 2002, MNF and GFF incurred approximately (in thousands) $1 and $ --^, respectively, in brokerage commissions with affiliated broker/dealers.

^  Amount rounds to less than one thousand.

4. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the year ended October 31, 2002 are as follows (amounts in thousands):

                     SHAREHOLDER
FUND                 SERVICING     DISTRIBUTION   TRANSFER AGENT
----------------------------------------------------------------
MNF
Class A               $     --^       $    --^       $     11
Class B                     --             --^              7
Institutional               22             --              15
-----------------------------------------------------------------
                      $     22        $    --^       $     33
-----------------------------------------------------------------
FF
Class A               $     15        $    15        $     56
Class B                     23             69              88
Class C                      6             17              22
Select                      --^            --              20
-----------------------------------------------------------------
                      $     44        $   101        $    186
-----------------------------------------------------------------
GFF
Class A               $     --^       $    --^       $     24
Class B                     --^            --^             18
Class C                     --^            --^              5
Select                     126             --              79
-----------------------------------------------------------------
                      $    126        $     1        $    126
-----------------------------------------------------------------
GHF
Class A               $     --^       $    --^       $     27
Class B                     --^            --^             17
Class C                     --^            --^              5
Select                      60             --              34
-----------------------------------------------------------------
                      $     60        $     1        $     83
-----------------------------------------------------------------
HQTF
Class A               $      8        $     8        $     77
Class B                      4             11              37
Class C                      1              3              10
-----------------------------------------------------------------
                      $     13        $    22        $    124
-----------------------------------------------------------------

^  Amount rounds to less than one thousand.

5. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the year ended October 31, 2002 are as follows (amounts in thousands):

                                 NET
         FUND             INVESTMENT INCOME   REALIZED GAIN
         --------------------------------------------------
         MNF
         Class A               $    --^          $   --
         Class B                    --^              --
         Institutional             243              376
         --------------------------------------------------
                               $   243           $  376
         --------------------------------------------------
         GFF
         Class A               $    --^          $   --
         Class B                    --^              --
         Class C                    --^              --
         Select                    360               --
         --------------------------------------------------
                               $   360           $   --
         --------------------------------------------------
         GHF
         Class A               $    --^          $   --
         Class B                    --^              --
         Class C                    --^              --
         Select                    207               --
         --------------------------------------------------
                               $   207           $   --
         --------------------------------------------------

^  Amount rounds to less than one thousand.

6. INVESTMENT TRANSACTIONS

For the year ended October 31, 2002, purchases and sales of investments (excluding short-term investments) are as follows (amounts in thousands):

                          PURCHASES            SALES
                       (EXCLUDING U.S.    (EXCLUDING U.S.
         FUND            GOVERNMENT)        GOVERNMENT)
         ------------------------------------------------
         MNF              $  54,132         $  53,346
         FF                  20,301            28,352
         GFF                 69,756           104,940
         GHF                 13,690            24,146
         HQTF                 5,565             6,446

7. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2002 are as follows (amounts in thousands):

                                   GROSS           GROSS        NET UNREALIZED
                                 UNREALIZED      UNREALIZED      APPRECIATION
FUND          AGGREGATE COST    APPRECIATION    DEPRECIATION    (DEPRECIATION)
------------------------------------------------------------------------------
MNF              $  20,871        $  1,469       $  (2,110)        $   (641)
FF                  11,642             361          (1,617)          (1,256)
GFF                 32,676           1,711          (4,302)          (2,591)
GHF                 19,016             826          (3,346)          (2,520)
HQTF                 4,223             190          (1,724)          (1,534)

8. BANK BORROWINGS

Pursuant to a Line of Credit Agreement dated April 18, 2002, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $400 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 17, 2003.

Prior to April 18, 2002, FF and HQTF could borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets would be repaid before the Fund could make additional investments. The Funds had entered into an agreement, which enabled them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $350 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds would also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This Agreement expired on April 18, 2002.

Also, prior to April 18, 2002, MNF, GFF and GHF could borrow money for temporary or emergency purposes, such as funding shareholder redemptions. The Funds, along with certain other funds managed by JPMIM, entered into a $150 million bank line of credit agreement with JPMCB, as administrative agent and Commerzbank AG as co-administrative agent. Borrowings under the agreement would bear interest at approximate market rates. A commitment fee was charged at an annual rate of 0.085% on the unused portion of the committed amount. This Agreement was terminated on April 18, 2002.

The Funds had no borrowings outstanding at October 31, 2002, nor at anytime during the year then ended.

9. CONCENTRATIONS

GFF and GHF may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject GFF and GHF to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

As of October 31, 2002, GHF invested approximately 75.8% of its respective portfolio in securities issued by Pharmaceutical companies.

As of October 31, 2002, HQTF invested approximately 24.8% and 24.0%, respectively, of its respective portfolio in securities issued by Computer Software and Semi-Conductors companies.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

10. REORGANIZATIONS

On October 23, 2002, the Board of Trustees approved management's proposal to merge the JPMorgan Focus Fund (the "Target Fund") into the JPMorgan U.S. Equity Fund. The Board of Trustees also approved management's proposal to merge the JPMorgan H&Q Technology Fund (the "Target Fund") into the JPMorgan Capital Growth Fund. The proposed mergers are contingent upon approval from the Target Funds' shareholders and regulatory review. If approved, the mergers are expected to occur on or about March 31, 2003.

11. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

MARKET NEUTRAL FUND

                                                            CLASS A                 CLASS B             INSTITUTIONAL
                                                      --------------------    -------------------   --------------------
                                                       AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT      SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31, 2002*
------------------------------------------------------------------------------------------------------------------------
 Shares sold                                          $    154          10    $     88          6   $  6,627         452
 Shares issued in reinvestment of distributions             --^         --^         --^        --^       619          42
 Shares redeemed                                           (89)         (6)         --         --     (4,963)       (344)
------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding   $     65           4    $     88          6   $  2,283         150
------------------------------------------------------------------------------------------------------------------------

                                                                        PERIOD ENDED OCTOBER 31, 2001**
------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                                                        $  1,201          78
 Shares issued in reinvestment of distributions                                                           80           5
 Shares redeemed                                                                                        (932)        (61)
------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                                                 $    349          22
------------------------------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED MAY 31, 2001
------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                                                        $ 10,451         731
 Shares issued in reinvestment of distributions                                                          867          60
 Shares redeemed                                                                                      (5,641)       (384)
------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                                                 $  5,677         407
------------------------------------------------------------------------------------------------------------------------

* For Class A and B Shares, from commencement of offering on February 28, 2002. ** Market Neutral Fund changed its fiscal year end from May 31 to October 31.
^ Amount rounds to less than one thousand.

FOCUS FUND

                                                                CLASS A                     CLASS B
                                                        ------------------------    ------------------------
                                                          AMOUNT        SHARES        AMOUNT        SHARES
------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------
 Shares sold                                            $    1,174           192    $      262            43
 Shares issued in reinvestment of distributions                 --            --            --            --
 Shares redeemed                                            (3,209)         (538)       (4,261)         (756)
------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding     $   (2,035)         (346)   $   (3,999)         (713)
------------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------
 Shares sold                                            $    1,278           161    $    1,154           146
 Shares issued in reinvestment of distributions                 --            --            --            --
 Shares redeemed                                            (8,172)       (1,062)       (7,900)       (1,078)
------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding     $   (6,894)         (901)   $   (6,746)         (932)
------------------------------------------------------------------------------------------------------------

                                                                CLASS C                      SELECT
                                                        ------------------------    ------------------------
                                                          AMOUNT        SHARES        AMOUNT        SHARES
------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------
 Shares sold                                            $       90            15    $       46             7
 Shares issued in reinvestment of distributions                 --            --            --            --
 Shares redeemed                                            (1,359)         (237)           (6)           (1)
------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding     $   (1,269)         (222)   $       40             6
------------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------
 Shares sold                                            $      271            35    $       --            --
 Shares issued in reinvestment of distributions                 --            --            --            --
 Shares redeemed                                            (1,989)         (282)           --            --
------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding     $   (1,718)         (247)   $       --            --
------------------------------------------------------------------------------------------------------------

+ Institutional Shares were renamed Select Shares on September 10, 2001.

GLOBAL 50 FUND

                                                                 CLASS A                     CLASS B
                                                        ------------------------    ------------------------
                                                          AMOUNT        SHARES        AMOUNT        SHARES
------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------
 Shares sold                                            $    3,127           259    $        6             1
 Shares issued in reinvestment of distributions                 --^           --^           --^           --^
 Shares redeemed                                            (3,142)         (257)           --            --
------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding     $      (15)            2    $        6             1
------------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED OCTOBER 31, 2001*
------------------------------------------------------------------------------------------------------------
 Shares sold                                            $       30             2    $       38             3
 Shares issued in reinvestment of distributions                 --            --            --            --
 Shares redeemed                                                (8)           (1)           --            --
------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding     $       22             1    $       38             3
------------------------------------------------------------------------------------------------------------

                                                                 CLASS C                     SELECT
                                                        ------------------------    ------------------------
                                                          AMOUNT        SHARES        AMOUNT        SHARES
------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------
 Shares sold                                            $      210            22    $  151,571        12,993
 Shares issued in reinvestment of distributions                 --            --           279            22
 Shares redeemed                                                --            --      (181,874)      (15,434)
------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding     $      210            22    $  (30,024)       (2,419)
------------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED OCTOBER 31, 2001*
------------------------------------------------------------------------------------------------------------
 Shares sold                                            $       10             1    $  176,938        12,512
 Shares issued in reinvestment of distributions                 --            --         7,945           494
 Shares redeemed                                                --            --      (229,078)      (16,020)
------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding     $       10             1    $  (44,195)       (3,014)
------------------------------------------------------------------------------------------------------------

* For Class A, B and C Shares, from commencement of offering on April 16, 2001. ^ Amount rounds to less than one thousand.

GLOBAL HEALTHCARE FUND

                                         CLASS A               CLASS B                CLASS C               SELECT
                                    ------------------    ------------------    ------------------    -------------------
                                     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT      SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------
 Shares sold                        $  1,605       118    $    79          6    $    20          2    $  2,995        224
 Shares issued in reinvestment
   of distributions                       --^       --^        --^        --^        --^        --^        124          9
 Shares redeemed                      (1,537)     (113)        (6)        (1)        (4)        (1)    (12,895)    (1,022)
-------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding               $     68         5    $    73          5    $    16          1    $ (9,776)      (789)
-------------------------------------------------------------------------------------------------------------------------

                                                                YEAR ENDED OCTOBER 31, 2001*
-------------------------------------------------------------------------------------------------------------------------
 Shares sold                        $    102         7    $    12          1    $    10          1    $  8,556        581
 Shares issued in reinvestment of
   distributions                          --        --         --         --         --         --          15          1
 Shares redeemed                         (39)       (3)        --         --         --         --      (9,939)      (723)
-------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding               $     63         4    $    12          1    $    10          1    $ (1,368)      (141)
-------------------------------------------------------------------------------------------------------------------------

* For Class A, B and C Shares, from commencement of offering on April 16, 2001. ^ Amount rounds to less than one thousand.

H&Q TECHNOLOGY FUND

                                                          CLASS A               CLASS B                CLASS C
                                                     ------------------    ------------------    ------------------
                                                      AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT     SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------------------
 Shares sold                                         $  1,075       560    $   458        254    $    51         36
 Shares issued in reinvestment of distributions            --        --         --         --         --         --
 Shares redeemed                                       (1,958)   (1,272)      (416)      (294)       (96)       (62)
-------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding  $   (883)     (712)   $    42        (40)   $   (45)       (26)
-------------------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED OCTOBER 31, 2001
-------------------------------------------------------------------------------------------------------------------
 Shares sold                                         $ 12,940     2,536    $ 2,678        583    $ 1,244        255
 Shares issued in reinvestment of distributions            --        --         --         --         --         --
 Shares redeemed                                       (4,093)   (1,143)      (727)      (193)      (443)      (135)
-------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding  $  8,847     1,393    $ 1,951        390    $   801        120
-------------------------------------------------------------------------------------------------------------------

JPMORGAN FUNDS
FINANCIAL HIGHLIGHTS

                                                 MARKET NEUTRAL FUND
                                             -------------------------
                                                CLASS A       CLASS B
                                               ---------     ---------
                                                2/28/02**     2/28/02**
                                                THROUGH       THROUGH
PER SHARE OPERATING PERFORMANCE:                10/31/02      10/31/02
----------------------------------------------------------------------
Net asset value, beginning of period           $   14.64     $   14.64
----------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                    (0.02)^       (0.05)^
   Net gains or losses on securities (both
     realized and unrealized)                      (0.62)        (0.64)
                                               ---------     ---------
   Total from investment operations                (0.64)        (0.69)
                                               ---------     ---------
  Less distributions:
   Dividends from net investment income             0.01            --+
   Distributions from capital gains                   --            --
                                               ---------     ---------
   Total distributions                              0.01            --
                                               ---------     ---------
Net asset value, end of period                 $   13.99     $   13.95
----------------------------------------------------------------------
TOTAL RETURN(1)                                    (4.38%)~      (4.69%)~
======================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------
   Net assets, end of period (millions)        $      --@    $      --@
----------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------
   Net expenses (including dividend expense)        3.29%         3.79%
----------------------------------------------------------------------
   Net expenses (excluding dividend expense)        1.50%         2.00%
----------------------------------------------------------------------
   Net investment income (loss)                    (0.21%)       (0.57%)
----------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits (including
     dividend expense)                             28.80%!       27.44%!
----------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and earnings
     credits (including dividend expense)         (25.72%)!     (24.22%)!
----------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              138%~         138%~
----------------------------------------------------------------------

                                                                  MARKET NEUTRAL FUND
                                             -----------------------------------------------------------------
                                                                      INSTITUTIONAL CLASS
                                               ---------------------------------------------------------------
                                                  YEAR        6/1/01**          YEAR ENDED           12/31/98*
                                                 ENDED        THROUGH     ----------------------      THROUGH
PER SHARE OPERATING PERFORMANCE:                10/31/02     10/31/01^^    5/31/01      5/31/00       5/31/99
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   15.01     $   15.16    $   14.02    $   15.16     $   15.00
--------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                     0.04^         0.14^        0.54         0.60          0.13
   Net gains or losses on securities (both
     realized and unrealized)                      (0.62)         0.12         1.19        (0.75)         0.07
                                               ---------     ---------    ---------    ---------     ---------
   Total from investment operations                (0.58)         0.26         1.73        (0.15)         0.20
                                               ---------     ---------    ---------    ---------     ---------
  Less distributions:
   Dividends from net investment income             0.17          0.20         0.59         0.48          0.04
   Distributions from capital gains                 0.26          0.21           --         0.51            --
                                               ---------     ---------    ---------    ---------     ---------
   Total distributions                              0.43          0.41         0.59         0.99          0.04
                                               ---------     ---------    ---------    ---------     ---------
Net asset value, end of period                 $   14.00     $   15.01    $   15.16    $   14.02     $   15.16
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                    (3.97%)        1.72%~      12.65%       (0.99%)        1.34%~
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)        $      21     $      20    $      20    $      13     $      10
--------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------
   Net expenses (including dividend expense)        3.02%         2.71%        2.79%        2.11%         3.52%
--------------------------------------------------------------------------------------------------------------
   Net expenses (excluding dividend expense)        1.25%         1.25%        1.25%        1.50%         2.00%
--------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                     0.28%         2.09%        4.47%        4.46%         2.14%
--------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits (including
     dividend expense)                              4.52%         3.80%        3.90%        3.69%         5.66%
--------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and earnings
     credits (including dividend expense)          (1.22%)        1.00%        3.36%        2.88%         0.00%
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              138%           50%~        141%         114%           54%~
--------------------------------------------------------------------------------------------------------------

**  Commencement of offering of share class.
^^  The Fund changed its fiscal year end from May 31 to October 31.
*   Commencement of operations.
^   Calculated based upon average shares outstanding.
+   Amount is less than $0.005.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
~   Not annualized.
@   Amount rounds to less than one million.
#   Short periods have been annualized.
! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                          FOCUS FUND
                                              -----------------------------------------------------------------
                                                                           CLASS A
                                              -----------------------------------------------------------------
                                                                   YEAR ENDED                          6/30/98*
                                              ---------------------------------------------------      THROUGH
PER SHARE OPERATING PERFORMANCE:               10/31/02      10/31/01      10/31/00      10/31/99      10/31/98
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $    6.00     $    9.92     $    9.83     $    9.40     $   10.00
---------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                   (0.02)^       (0.05)^       (0.08)         0.01^         0.01
   Net gains or losses on securities (both
     realized and unrealized)                     (1.27)        (3.87)         0.17          0.43         (0.61)
                                              ---------     ---------     ---------     ---------     ---------
   Total from investment operations               (1.29)        (3.92)         0.09          0.44         (0.60)
                                              ---------     ---------     ---------     ---------     ---------
  Less distributions:
   Dividends from net investment income              --            --            --          0.01            --
                                              ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                $    4.71     $    6.00     $    9.92     $    9.83     $    9.40
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                  (21.50%)      (39.52%)        0.92%         4.67%        (6.00%)~
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)       $       4     $       7     $      20     $      17     $      18
---------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------
   Net expenses                                    1.25%         1.25%         1.25%         1.25%         1.25%
---------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                   (0.29%)       (0.73%)       (0.69%)        0.07%         0.48%
---------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits                          3.13%         1.84%         1.70%         1.81%         2.05%
---------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and earnings
     credits                                      (2.17%)       (1.32%)       (1.14%)       (0.49%)       (0.32%)
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             120%          147%          124%          173%           33%~
---------------------------------------------------------------------------------------------------------------

                                                                        FOCUS FUND
                                              ----------------------------------------------------------------
                                                                         CLASS B
                                              ----------------------------------------------------------------
                                                                   YEAR ENDED                         6/30/98*
                                              ---------------------------------------------------     THROUGH
PER SHARE OPERATING PERFORMANCE:               10/31/02      10/31/01      10/31/00      10/31/99     10/31/98
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $    5.89     $    9.79     $    9.77     $    9.38    $   10.00
--------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                   (0.05)^       (0.10)^        0.12         (0.05)^         --
   Net gains or losses on securities (both
     realized and unrealized)                     (1.25)        (3.80)         0.14          0.44        (0.62)
                                              ---------     ---------     ---------     ---------    ---------
   Total from investment operations               (1.30)        (3.90)         0.02          0.39        (0.62)
                                              ---------     ---------     ---------     ---------    ---------
  Less distributions:
   Dividends from net investment income              --            --            --            --           --
                                              ---------     ---------     ---------     ---------    ---------
Net asset value, end of period                $    4.59     $    5.89     $    9.79     $    9.77    $    9.38
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                  (22.07%)      (39.84%)        0.20%         4.16%       (6.20%)~
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)       $       6     $      11     $      28     $      22    $      18
--------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------
   Net expenses                                    1.85%         1.85%         1.85%         1.84%        1.85%
--------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                   (0.90%)       (1.33%)       (1.29%)       (0.51%)      (0.15%)
--------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits                          3.63%         2.32%         2.20%         2.30%        2.54%
--------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and earnings
     credits                                      (2.68%)       (1.80%)       (1.64%)       (0.97%)      (0.84%)
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             120%          147%          124%          173%          33%~
--------------------------------------------------------------------------------------------------------------

*   Commencement of operations.
^   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
~   Not annualized.
#   Short periods have been annualized.

                       See notes to financial statements.

                                                                        FOCUS FUND
                                              ----------------------------------------------------------------
                                                                         CLASS C
                                              -----------------------------------------------------------------
                                                                   YEAR ENDED                          6/30/98*
                                              ---------------------------------------------------      THROUGH
PER SHARE OPERATING PERFORMANCE:               10/31/02      10/31/01      10/31/00      10/31/99      10/31/98
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $    5.89     $    9.79     $    9.76     $    9.38     $   10.00
---------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                   (0.05)^       (0.10)^       (0.14)        (0.05)^          --
   Net gains or losses on securities (both
     realized and unrealized)                     (1.25)        (3.80)         0.17          0.43         (0.62)
                                              ---------     ---------     ---------     ---------     ---------
   Total from investment operations               (1.30)        (3.90)         0.03          0.38         (0.62)
                                              ---------     ---------     ---------     ---------     ---------
  Less distributions:
   Dividends from net investment income              --            --            --            --            --
                                              ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                $    4.59     $    5.89     $    9.79     $    9.76     $    9.38
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                  (22.07%)      (39.84%)        0.31%         4.05%        (6.20%)~
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)       $       1     $       3     $       7     $       7     $       4
---------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------
   Net expenses                                    1.85%         1.85%         1.85%         1.84%         1.85%
---------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                   (0.91%)       (1.33%)       (1.29%)       (0.55%)       (0.14%)
---------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits                          3.63%         2.42%         2.20%         2.29%         2.55%
---------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and earnings
     credits                                      (2.69%)       (1.90%)       (1.64%)       (1.00%)       (0.84%)
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             120%          147%          124%          173%           33%~
---------------------------------------------------------------------------------------------------------------

                                                                          FOCUS FUND
                                              ----------------------------------------------------------------
                                                                        SELECT CLASS**
                                              ----------------------------------------------------------------
                                                                  YEAR ENDED                          6/30/98*
                                              ---------------------------------------------------     THROUGH
PER SHARE OPERATING PERFORMANCE:               10/31/02      10/31/01      10/31/00      10/31/99     10/31/98
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $    6.06     $    9.98     $    9.86     $    9.40    $   10.00
--------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                      --^+       (0.04)^       (0.03)        0.03^         0.02
   Net gains or losses on securities (both
     realized and unrealized)                     (1.31)        (3.88)         0.15          0.45        (0.62)
                                              ---------     ---------     ---------     ---------    ---------
   Total from investment operations               (1.31)        (3.92)         0.12          0.48        (0.60)
                                              ---------     ---------     ---------     ---------    ---------
  Less distributions:
   Dividends from net investment income              --            --            --          0.02           --
                                              ---------     ---------     ---------     ---------    ---------
Net asset value, end of period                $    4.75     $    6.06     $    9.98     $    9.86    $    9.40
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                  (21.62%)      (39.28%)        1.22%         5.05%       (6.00%)~
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)       $      --@    $      --@    $      --@    $      --@   $      --@
--------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------
   Net expenses                                    1.00%         1.00%         1.00%         1.00%        1.00%
--------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                    0.07%        (0.51%)       (0.44%)        0.33%        0.78%
--------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits                         85.46%!    2,420.01%!    1,500.37%!    1,007.71%!       1.80%
--------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and earnings
     credits                                     (84.39%)!  (2,419.52%)!  (1,499.81%)!  (1,006.38%)!     (0.02%)
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             120%          147%          124%          173%          33%~
--------------------------------------------------------------------------------------------------------------

**  Institional Shares were renamed Select Shares on September 10, 2001.
*   Commencement of operations.
^   Calculated based upon average shares outstanding.
+   Amount is less then $0.005.
(1) Total return figures do not include the effect of any deferred sales load.
~   Not annualized.
@   Amount rounds to less than one million.
#   Short periods have been annualized.
! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                                GLOBAL 50 FUND
                                              -------------------------------------------------------------------------------
                                                      CLASS A                     CLASS B                     CLASS C
                                              -----------------------     -----------------------     -----------------------
                                                YEAR        4/16/01**       YEAR        4/16/01**        YEAR       4/16/01**
                                                ENDED        THROUGH        ENDED        THROUGH        ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:               10/31/02      10/31/01      10/31/02      10/31/01      10/31/02      10/31/01
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $   12.01     $   14.09     $   11.96     $   14.09     $   11.96     $   14.09
-----------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                   (0.03)^       (0.01)^       (0.07)^       (0.05)^       (0.07)^       (0.04)^
   Net gains or losses on securities
     (both realized and unrealized)               (2.56)        (2.07)        (2.55)        (2.08)        (2.56)        (2.09)
                                              ---------     ---------     ---------     ---------     ---------     ---------
   Total from investment operations               (2.59)        (2.08)        (2.62)        (2.13)        (2.63)        (2.13)
                                              ---------     ---------     ---------     ---------     ---------     ---------
  Less distributions:
   Dividends from net investment income            0.05            --          0.04            --          0.01            --
   Distributions from capital gains                  --            --            --            --            --            --
                                              ---------     ---------     ---------     ---------     ---------     ---------
   Total distributions                             0.05            --          0.04            --          0.01            --
                                              ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                $    9.37     $   12.01     $    9.30     $   11.96     $    9.32     $   11.96
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                  (21.68%)      (14.76%)~     (21.97%)      (15.12%)~     (22.04%)      (15.12%)~
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)       $      --@    $      --@    $      --@    $      --@    $      --@    $      --@
-----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
   Net expenses                                    1.75%         1.73%         2.25%         2.24%         2.25%         2.25%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                   (0.30%)       (0.19%)       (0.64%)       (0.74%)       (0.68%)       (0.59%)
-----------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits                         57.70%!       74.08%!       56.23%!       70.37%!       52.81%!      123.23%!
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and earnings
     credits                                     (56.25%)!     (72.54%)!     (54.62%)!     (68.87%)!     (51.24%)!    (121.57%)!
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             147%          126%~         147%          126%~         147%          126%~
-----------------------------------------------------------------------------------------------------------------------------

                                                                        GLOBAL 50 FUND
                                              ----------------------------------------------------------------
                                                                         SELECT CLASS
                                              ----------------------------------------------------------------
                                                                    YEAR ENDED                        5/29/98*
                                              --------------------------------------------------      THROUGH
PER SHARE OPERATING PERFORMANCE:               10/31/02      10/31/01      10/31/00     10/31/99      10/31/98
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $   12.02     $   18.37     $   18.06    $   13.36     $   15.00
--------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                    0.01^         0.04^         0.16         0.06          0.22
   Net gains or losses on securities
     (both realized and unrealized)               (2.57)        (5.00)         0.73         4.64         (1.86)
                                              ---------     ---------     ---------    ---------     ---------
   Total from investment operations               (2.56)        (4.96)         0.89         4.70         (1.64)
                                              ---------     ---------     ---------    ---------     ---------
  Less distributions:
   Dividends from net investment income            0.07          0.30          0.22           --            --
   Distributions from capital gains                  --          1.09          0.36           --            --
                                              ---------     ---------     ---------    ---------     ---------
   Total distributions                             0.07          1.39          0.58           --            --
                                              ---------     ---------     ---------    ---------     ---------
Net asset value, end of period                $    9.39     $   12.02     $   18.37    $   18.06     $   13.36
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                  (21.46%)      (28.91%)        4.64%       35.18%       (10.93%)~
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)       $      30     $      67     $     158    $     101     $      76
--------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------
   Net expenses                                    1.50%         1.50%         1.50%        1.50%         1.50%
--------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                    0.06%         0.25%         0.57%        0.28%         0.43%
--------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits                          2.37%         1.89%         1.80%        1.97%         2.07%
--------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and earnings
     credits                                      (0.81%)       (0.14%)        0.27%       (0.19%)       (0.14%)
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             147%          126%          101%          84%           54%~
--------------------------------------------------------------------------------------------------------------

**  Commencement of offering of share class.
*   Commencement of operations.
^   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
~   Not annualized.
@   Amount rounds to less than one million.
#   Short periods have been annualized.
! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                           GLOBAL HEALTHCARE FUND
                                              -------------------------------------------------------------------------------
                                                      CLASS A                     CLASS B                     CLASS C
                                              -----------------------     -----------------------     -----------------------
                                                YEAR        4/16/01**        YEAR       4/16/01**       YEAR        4/16/01**
                                                ENDED        THROUGH        ENDED        THROUGH        ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:               10/31/02      10/31/01      10/31/02      10/31/01      10/31/02      10/31/01
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $   13.79     $   13.64     $   13.75     $   13.64     $   13.75     $   13.64
-----------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                   (0.10)^       (0.05)^       (0.11)^       (0.09)^       (0.13)^       (0.09)^
   Net gains or losses on securities (both
     realized and unrealized)                     (2.44)         0.20         (2.38)         0.20         (2.36)         0.20
                                              ---------     ---------     ---------     ---------     ---------     ---------
   Total from investment operations               (2.54)         0.15         (2.49)         0.11         (2.49)         0.11
                                              ---------     ---------     ---------     ---------     ---------     ---------
  Less distributions:
   Dividends from net investment income            0.06            --          0.05            --          0.02            --
                                              ---------     ---------     ---------     ---------     ---------     ---------
  Capital share transactions                       1.08^^          --            --            --            --            --
                                              ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                $   12.27     $   13.79     $   11.21     $   13.75     $   11.24     $   13.75
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                  (10.63%)^^      1.10%~      (18.15%)        0.81%~      (18.13%)        0.81%~
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)       $      --@    $      --@    $      --@    $      --@    $      --@    $      --@
-----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
   Net expenses                                    1.75%         1.74%         2.25%         2.25%         2.25%         2.24%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                   (0.72%)       (0.72%)       (0.95%)       (1.14%)       (1.04%)       (1.15%)
-----------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits                         36.66%!       34.18%!       36.07%!      131.92%!       35.99%!      175.33%!
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and earnings
     credits Portfolio turnover rate             (35.63%)!     (33.16%)!     (34.77%)!    (130.81%)!     (34.78%)!    (174.24%)!
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              56%           57%~          56%           57%~          56%           57%~
-----------------------------------------------------------------------------------------------------------------------------

                                                     GLOBAL HEALTHCARE FUND
                                              -------------------------------------
                                                          SELECT CLASS
                                              -------------------------------------
                                                    YEAR ENDED             9/29/00*
                                              -----------------------      THROUGH
PER SHARE OPERATING PERFORMANCE:               10/31/02      10/31/01     10/31/00
-----------------------------------------------------------------------------------
Net asset value, beginning of period          $   13.81     $   15.11     $   15.00
-----------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                   (0.03)^       (0.03)^        0.03
   Net gains or losses on securities (both
     realized and unrealized)                     (2.38)        (1.26)         0.08
                                              ---------     ---------     ---------
   Total from investment operations               (2.41)        (1.29)         0.11
                                              ---------     ---------     ---------
  Less distributions:
   Dividends from net investment income            0.09          0.01            --
                                              ---------     ---------     ---------
  Capital share transactions                         --            --            --
                                              ---------     ---------     ---------
Net asset value, end of period                $   11.31     $   13.81     $   15.11
-----------------------------------------------------------------------------------
TOTAL RETURN(1)                                  (17.54%)       (8.55%)        0.73%~
===================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------
   Net assets, end of period (millions)       $      16     $      31     $      36
-----------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------
   Net expenses                                    1.50%         1.50%         1.50%
-----------------------------------------------------------------------------------
   Net investment income (loss)                   (0.22%)       (0.20%)        1.02%
-----------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits                          2.62%         2.24%         4.52%
-----------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and earnings
     credits Portfolio turnover rate              (1.34%)       (0.94%)       (2.00%)
-----------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              56%           57%            3%~
-----------------------------------------------------------------------------------

**  Commencement of offering of share class.
*   Commencement of operations.
^   Calculated based upon average shares outstanding.
^^ Reflects a $2,000 gain to the net assets of the share class resulting from capital share transactions. Total return would be approximately (17.77%) exclusive of such transaction.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
~   Not annualized.
@   Amount rounds to less than one million.
#   Short periods have been annualized.
! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                             H&Q TECHNOLOGY FUND
                                              -------------------------------------------------------------------------------
                                                            CLASS A                                    CLASS B
                                              -------------------------------------     -------------------------------------
                                                     YEAR ENDED            9/20/00*           YEAR ENDED             9/20/00*
                                              -----------------------      THROUGH      ------------------------      THROUGH
PER SHARE OPERATING PERFORMANCE:               10/31/02      10/31/01      10/31/00      10/31/02      10/31/01      10/31/00
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $    1.80     $    8.17     $   10.00     $    1.79     $    8.16     $   10.00
-----------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                   (0.03)^       (0.06)^          --         (0.04)^       (0.08)^       (0.01)
   Net gains or losses on securities (both
     realized and unrealized)                     (0.71)        (6.31)        (1.83)        (0.70)        (6.29)        (1.83)
                                              ---------     ---------     ---------     ---------     ---------     ---------
   Total from investment operations               (0.74)        (6.37)        (1.83)        (0.74)        (6.37)        (1.84)
                                              ---------     ---------     ---------     ---------     ---------     ---------
  Less distributions:
   Dividends from net investment income              --            --            --            --            --            --
                                              ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                $    1.06     $    1.80     $    8.17     $    1.05     $    1.79     $    8.16
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                  (41.11%)      (77.97%)      (18.30%)~     (41.34%)      (78.06%)      (18.40%)~
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)       $       2     $       4     $       6     $       1     $       2     $       5
-----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
   Net expenses                                    1.85%         1.85%         1.83%         2.35%         2.36%         2.33%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                   (1.83%)       (1.70%)       (0.71%)       (2.32%)       (2.19%)       (1.21%)
-----------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits                          6.87%         3.68%         3.22%         7.55%         4.17%         3.72%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and earnings
     credits                                      (6.85%)       (3.53%)       (2.10%)       (7.52%)       (4.00%)       (2.60%)
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             115%           69%            0%~         115%           69%            0%~
-----------------------------------------------------------------------------------------------------------------------------

                                                        H&Q TECHNOLOGY FUND
                                              -------------------------------------
                                                              CLASS C
                                              -------------------------------------
                                                     YEAR ENDED            9/20/00*
                                               -----------------------      THROUGH
PER SHARE OPERATING PERFORMANCE:               10/31/02      10/31/01      10/31/00
-----------------------------------------------------------------------------------
Net asset value, beginning of period          $    1.79     $    8.17     $   10.00
-----------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                   (0.04)^       (0.08)^       (0.01)
   Net gains or losses on securities (both
     realized and unrealized)                     (0.70)        (6.30)        (1.82)
                                              ---------     ---------     ---------
   Total from investment operations               (0.74)        (6.38)        (1.83)
                                              ---------     ---------     ---------
  Less distributions:
   Dividends from net investment income              --            --            --
                                              ---------     ---------     ---------
Net asset value, end of period                $    1.05     $    1.79     $    8.17
-----------------------------------------------------------------------------------
TOTAL RETURN(1)                                  (41.34%)      (78.09%)      (18.30%)~
===================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------
   Net assets, end of period (millions)       $      --@    $      --@    $       1
-----------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------
   Net expenses                                    2.35%         2.36%         2.34%
-----------------------------------------------------------------------------------
   Net investment income (loss)                   (2.32%)       (2.20%)       (1.22%)
-----------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits                          7.58%         4.16%         3.73%
-----------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and earnings
     credits                                      (7.55%)       (4.00%)       (2.61%)
-----------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             115%           69%            0%~
-----------------------------------------------------------------------------------

*   Commencement of operations.
^   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
~   Not annualized.
@   Amount rounds to less than one million.
#   Short periods have been annualized.

                       See notes to financial statements.

JPMORGAN FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Series Trust and Mutual Fund Group

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Market Neutral Fund, JPMorgan Focus Fund, JPMorgan Global 50 Fund, JPMorgan Global Healthcare Fund and JPMorgan H&Q Technology Fund (the "Funds") at October 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 19, 2002

JPMORGAN FUNDS
TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trusts and other investment companies within the JPMorgan Funds complex.

NAME, CONTACT              POSITIONS      TERM OF OFFICE     PRINCIPAL                  NUMBER OF PORT-     OTHER
ADDRESS AND                HELD WITH      AND LENGTH OF      OCCUPATIONS                FOLIOS IN JPMORGAN  DIRECTORSHIPS
DATE OF BIRTH              EACH           TIME SERVED        DURING PAST                FUND COMPLEX        HELD OUTSIDE
                           JPMORGAN                          5 YEARS                    OVERSEEN BY         JPMORGAN FUND
                           TRUST                                                        TRUSTEE             COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)

William J. Armstrong;      Trustee        Trustee of         Retired; Vice              75                  None
522 Fifth Avenue,                         Funds that         President and
New York, NY 10036;                       are series of      Treasurer of
12/4/1941                                 JPMST              Ingersoll-Rand
                                          since 2001         Company
                                          and Funds
                                          that are
                                          series of
                                          MFG since
                                          1987.

Roland R. Eppley, Jr.;     Trustee        Trustee of         Retired                    75                  Trustee of  Janel
522 Fifth Avenue,                         Funds that                                                        Hydraulics, Inc.
New York, NY 10036;                       are series of
4/1/1932                                  JPMST
                                          since 2001
                                          and Funds
                                          that are
                                          series of
                                          MFG since
                                          1989.

Ann Maynard Gray;          Trustee        Since 2001         President of               75                  Director of Duke Energy
522 Fifth Avenue,                                            Diversified Publishing                         Corporation, Elan
New York, NY 10036;                                          Group; Formerly                                Corporation, plc and
8/22/1945                                                    Vice President,                                The Phoenix Companies
                                                             Capital Cities/ABC, Inc.

Matthew Healey;            Trustee and    Trustee of         Retired; Chief             75                  None
522 Fifth Avenue,          President      Funds that         Executive Officer of
New York, NY 10036;        of the         are series of      certain J.P. Morgan
8/23/1937                  Board of       JPMST              Fund Trusts
                           Trustees       since 1996
                                          and Funds
                                          that are
                                          series of
                                          MFG since
                                          2001.

Fergus Reid, III;          Trustee and    Trustee of         Chairman and Chief         75                  Trustee of  Morgan
522 Fifth Avenue,          Chairman       Funds that         Executive Officer,                             Stanley Funds
New York, NY 10036;        of the         are series of      Lumelite Corporation
8/12/1932                  Board of       JPMST
                           Trustees       since 2001
                                          and Funds
                                          that are
                                          series of
                                          MFG since
                                          1987.

James J. Schonbachler;     Trustee        Since 2001         Retired; Managing          75                  Director of Jonathans
522 Fifth Avenue,                                            Director of Bankers                            Landing Golf Club, Inc.
New York, NY 10036;                                          Trust Company,
1/26/1943                                                    Group Head and
                                                             Director, Bankers
                                                             Trust, A.G., Zurich
                                                             and Director, BT
                                                             Brokerage Corp.

NAME, CONTACT              POSITIONS      TERM OF OFFICE     PRINCIPAL                  NUMBER OF PORT-     OTHER
ADDRESS AND                HELD WITH      AND LENGTH OF      OCCUPATIONS                FOLIOS IN JPMORGAN  DIRECTORSHIPS
DATE OF BIRTH              EACH           TIME SERVED        DURING PAST                FUND COMPLEX        HELD OUTSIDE
                           JPMORGAN                          5 YEARS                    OVERSEEN BY         JPMORGAN FUND
                           TRUST                                                        TRUSTEE             COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Higgins;         Trustee        Since 2002         Retired; President,        75                  Director of Providian
522 Fifth Avenue,                                            Fleet Boston                                   Financial Corp., Lincoln
New York, NY 10036;                                          Financial Corp.                                Center for Performing
10/9/1945                                                                                                   Arts and  Rhode Island
                                                                                                            School of Design

INTERESTED TRUSTEE(S)

Leonard M. Spalding*       Trustee        Trustee of         Retired; Chief             75                  Director of Greenview
522 Fifth Avenue,                         Funds that         Executive Officer of                           Trust Co.
New York, NY 10036;                       are series of      Chase Mutual Funds;
7/20/1935                                 JPMST              President and Chief
                                          since 2001         Executive Officer of
                                          and Funds          Vista Capital
                                          that are           Management; Chief
                                          series of          Investment Executive
                                          MFG since          of the Chase
                                          1998.              Manhattan Private
                                                             Bank

* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of J.P. Morgan Chase & Co.

NAME, CONTACT ADDRESS           POSITIONS HELD               TERM OF OFFICE       PRINCIPAL OCCUPATIONS
AND DATE OF BIRTH               WITH EACH                    AND LENGTH OF        DURING PAST 5 YEARS
                                JPMORGAN TRUST               TIME SERVED
-------------------------------------------------------------------------------------------------------------------------------
George Gatch;                   President                    Since 2001           Managing Director, J.P. Morgan Investment
522 Fifth Avenue,                                                                 Management, Inc. ("JPMIM") and J.P. Morgan
New York, NY 10036;                                                               Fleming Asset Management (USA), Inc.
12/21/1962                                                                        ("JPMFAM(USA)") and head of
                                                                                  JPMorgan Fleming's U.S. Mutual Funds and
                                                                                  Financial Intermediaries Business ("FFI")

David Wezdenko;                 Treasurer                    Since 2001           Managing Director JPMIM and
522 Fifth Avenue,                                                                 JPMFAM(USA) and Chief Operating
New York, NY 10036;                                                               Officer for FFI
10/2/1963

Sharon Weinberg;                Secretary                    Since 2001           Managing Director JPMIM and
522 Fifth Avenue,                                                                 JPMFAM(USA) and head of Business
New York, NY 10036;                                                               and Product Strategy for FFI
6/15/1959

Michael Moran;                  Vice President               Since 2001           Vice President, JPMIM and JPMFAM(USA)
522 Fifth Avenue,               and Assistant                                     and Controller of FFI
New York, NY 10036;             Treasurer
7/14/1969

Stephen Ungerman;               Vice President               Since 2001           Vice President, JPMIM and JPMFAM(USA),
522 Fifth Avenue,               and Assistant                                     Head of the Fund Service Group within Fund
New York, NY 10036;             Treasurer                                         Administration, formerly Tax Director and
6/2/1953                                                                          Co-head of Fund Administration, Prudential
                                                                                  Insurance Co. and formerly Assistant
                                                                                  Treasurer of mutual funds, Prudential
                                                                                  Insurance Co.

Judy R. Bartlett;               Vice President               Since 2001           Vice President and Assistant General Counsel,
522 Fifth Avenue,               and Assistant                                     JPMIM and JPMFAM(USA), formerly
New York, NY 10036;             Secretary                                         attorney and Assistant Secretary, Mainstay
5/29/1965                                                                         Funds and associate at law firm of Willkie,
                                                                                  Farr & Gallagher

Joseph J. Bertini;              Vice President               Since 2001           Vice President and Assistant General Counsel,
522 Fifth Avenue,               and Assistant                                     JPMIM and JPMFAM(USA) and formerly
New York, NY 10036;             Secretary                                         attorney in the Mutual Fund Group,
11/4/1965                                                                         SunAmerica Asset Management, Inc.

Thomas J. Smith;                Vice President               Since 2002           Vice President and Head of Compliance,
522 Fifth Avenue,               and Assistant                                     J.P. Morgan Chase & Co's. asset management
New York, NY 10036;             Secretary                                         business in the Americas, formerly member of
6/24/1955                                                                         Investment Management - Risk
                                                                                  Management/Compliance Group for the Chase
                                                                                  Manhattan Corporation

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER (UNAUDITED)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year end October 31, 2002. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2002. The information necessary to complete your income tax returns for the calendar year ending December 31, 2002 will be received under separate cover.

The following represents the dividends received deduction and long-term capital gains distributed by the Funds for the fiscal year ended October 31, 2002.

                              DIVIDENDS RECEIVED   LONG-TERM CAPITAL
FUND                               DEDUCTION      GAINS DISTRIBUTION
--------------------------------------------------------------------
Market Neutral Fund                  33.79%           $ 160,127
Global 50 Fund                      100.00%                  --
Global Healthcare Fund              100.00%                  --

JPMORGAN FUNDS

U.S. EQUITY FUNDS

Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
Smartindex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS

Select Balanced Fund
Select International Equity Fund
Select Large Cap Equity Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS

Fleming Tax Aware International
    Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Small Company
    Opportunities Fund
Tax Aware U.S. Equity Fund

SPECIALTY FUNDS

Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

INTERNATIONAL EQUITY FUNDS

Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Growth Fund
Fleming International Value Fund
Fleming International Opportunities Fund
Fleming Japan Fund
Fleming Asia Equity Fund

INCOME FUNDS

Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short-term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS

California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free
   Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS

100% U.S. Treasury Securities
   Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

ANNUAL REPORT

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039


      (C) J.P. Morgan Chase & Co., 2002 All Rights Reserved. December 2002

                                                                    AN-SPEC-1002